UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-2668
                                                      --------

                         OPPENHEIMER AMT-FREE MUNICIPALS

               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: JULY 31
                                                 -------

                      Date of reporting period: 07/31/2006
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


                                  OPPENHEIMER
                                    AMT-FREE
JULY 31, 2006, AS RESTATED         MUNICIPALS [LOGO]

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       Oppenheimer                                            Management
       AMT-FREE                                              Commentaries
       MUNICIPALS                                                and
                                                             Annual Report

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       MANAGEMENT COMMENTARIES

            Market Recap and Outlook

            Listing of Top Holdings

       ANNUAL REPORT                            [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

"IT'S A GREAT HONOR TO WIN INDUSTRY AWARDS--AND OUR INVESTMENT TEAM HAS WON MANY ACROSS THE YEARS--BUT THE REAL REWARD HAS COME FROM USING OUR CONTRARIAN, VALUE-BASED 'ROCHESTER STYLE' OF FUND MANAGEMENT TO CREATE TAX-ADVANTAGED INCOME FOR INVESTORS."
                  - RONALD H. FIELDING, Chief Strategist, Senior Vice President
                       and Senior Portfolio Manager, OPPENHEIMERFUNDS/ROCHESTER

                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN INDUSTRIES 1
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Special Assessment                                                         13.1%
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Higher Education                                                           12.3
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Hospital/Health Care                                                       11.9
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Special Tax                                                                 7.4
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Tobacco Settlement Payments                                                 6.6
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Multifamily Housing                                                         6.5
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Hotels, Restaurants & Leisure                                               4.7
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Airlines                                                                    4.2
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Adult Living Facilities                                                     4.2
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Electric Utilities                                                          4.2

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------

CREDIT ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

   AAA                               15.1%
   AA                                10.5
   A                                 20.4
   BBB                               32.3
   BB                                 3.9
   B                                  2.5
   CCC                                2.3
   C                                  0.2
   D                                  0.1
   Not Rated                         12.7

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than D. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

1. Restated. For Information, please refer to Note 9 to the Fund's Financial Statements included within.


                      12 | OPPENHEIMER AMT-FREE MUNICIPALS

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FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 1 Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. As of July 31, 2006, the Fund's Class A shares produced a distribution yield of 5.37% without sales charges. Lipper Analytical Services, Inc.--an independent mutual fund rating service--reported an average distribution yield of 3.83% among the 265 funds in its Municipal Debt Funds category as of the same date. 2 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income not subject to the federal Alternative Minimum Tax ("AMT") made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose to approximately 959, from approximately 468 a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 4.78% without sales charge (-0.20% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 3 In the 12 months ended July 31, 2006, distributions totaled 55.2 cents per Class A share. Trends in the municipal bond market created dividend pressure during the 12 months ended July 31, 2006, and the monthly distribution, which had held steady at $0.047 per Class A share through January, was reduced by $0.002 starting with the February payment. Distributions for other share classes were adjusted accordingly. This reduction is not related to the Fund's net asset value per share. Importantly, this dividend reduction was not the result from any defaults of bonds in the Fund's portfolio.

1. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 9 to the Fund's Financial Statements included within.

2. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                      13 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds, a condition sometimes known as "credit spread tightening." With generally higher prices of lower-rated and non-rated municipal securities, the Fund began adopting a general strategy of investing a larger portfolio of its assets in higher-quality bonds during this period. For example, as of July 31, 2006, BBB-rated paper represented just less than one-third of the portfolio's market value, a smaller share than reported in last year's annual report. In the same period, the Fund's holdings in AA-rated paper have nearly tripled, representing more than 10% of the portfolio's investments as of July 31, 2006. Also during this report period, newly issued municipal bonds have offered fewer higher-yielding municipal bonds that possess what we consider to be a favorable balance of risk and reward for the Fund.

      The Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 6.6% of the Fund's investments as of July 31, 2006, have contributed strongly to the Fund's yield and total return performance during this period. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      During this period the litigation environment has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      MSA bond prices rose early in the report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During this report period $310 million in MSA-backed bonds issued in the State of Iowa were pre-refunded, and their prices rose. As a result, holdings in this issue contributed to the Fund's yield and net asset value for the period. After the pre-refunding event, the Fund sold its holdings at a gain over their purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment


                      14 | OPPENHEIMER AMT-FREE MUNICIPALS
strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      In the Fund's last annual report, we noted that holdings in the Pocahontas Parkway project, an under-used toll road near Richmond, Virginia, seemed poised for pre-refunding. The Fund had invested in the $450 million project at prices we believed were attractive, having fallen largely because of lower-than-anticipated project revenues. The Fund's decision to buy when others were selling reflected our strong, research-based belief that the bonds represented a solid investment and that bondholders would ultimately be rewarded. Fund performance was enhanced in June 2006 when a private company, Transurban of Australia, paid off the roadway's debt in a pre-refunding that was part of 99-year agreement with the State of Virginia to lease the toll road.

      The airline sector continues to have a positive impact on Fund performance. Airline-backed bonds comprised 4.2% of the Fund's investments as of July 31, 2006, with the great majority of these holdings backed by payments from American Airlines. Growing passenger traffic, capacity control and increased fares have helped to stabilize the financial picture at American Airlines. Despite increased fuel prices, the airline had a profitable second quarter this year and many analysts expect this carrier to return to profitability in 2006. The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period.

      New Fund holdings have included many municipal bonds issued to finance the infrastructure of new real estate development projects during this report period. These bonds, sometimes known as "Special Tax" and "Special Assessment" bonds, represented 20.5% of the Fund's investments as of July 31, 2006. We believe that their credit structure can be particularly advantageous for municipal bond investors, as the payments that secure the bonds are on parity with real estate taxes. We use our own, in-house research to identify bonds in this sector that represent value for shareholders, and the Fund's holdings in these bonds are broadly diversified throughout California, Florida and Colorado. This broad diversification helps to reduce the risk of an economic downturn in any single geographic area.

      Investors have also benefited from the Fund's holdings in bonds issued by the Commonwealth of Puerto Rico. Despite the financial difficulties that led Moody's Investors Services and Standard & Poor's to issue downgrades, these bonds contributed to the Fund's positive total return in this report period. While prices on bonds issued by Puerto Rico have been weak during this report period, we believe that the government's decision to raise taxes to balance the budget as well its efforts to reinforce its financial structure will ultimately strengthen municipal bonds that the Fund continues to own. As


                      15 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      The Fund has reduced holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities generated less income than in previous periods. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. Additionally, we have continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates, in an effort to minimize overall income volatility in the Fund.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding a change in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions continue to develop. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      16 | OPPENHEIMER AMT-FREE MUNICIPALS

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer AMT-Free Municipals (Class A)
      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer AMT-Free
                          Municipals          Lehman Brothers
   Date                   (Class A)         Municipal Bond Index

07/31/1996                   9,525                 10,000
10/31/1996                   9,766                 10,252
01/31/1997                   9,941                 10,415
04/30/1997                  10,001                 10,458
07/31/1997                  10,570                 11,025
10/31/1997                  10,640                 11,123
01/31/1998                  10,995                 11,468
04/30/1998                  10,917                 11,430
07/31/1998                  11,156                 11,686
10/31/1998                  11,427                 12,014
01/31/1999                  11,669                 12,231
04/30/1999                  11,681                 12,224
07/31/1999                  11,443                 12,022
10/31/1999                  11,016                 11,802
01/31/2000                  10,797                 11,787
04/30/2000                  11,091                 12,112
07/31/2000                  11,345                 12,541
10/31/2000                  11,552                 12,806
01/31/2001                  11,907                 13,353
04/30/2001                  11,805                 13,369
07/31/2001                  12,256                 13,804
10/31/2001                  12,379                 14,151
01/31/2002                  12,267                 14,140
04/30/2002                  12,440                 14,305
07/31/2002                  12,794                 14,731
10/31/2002                  12,787                 14,982
01/31/2003                  12,980                 15,196
04/30/2003                  13,278                 15,519
07/31/2003                  13,108                 15,262
10/31/2003                  13,680                 15,748
01/31/2004                  14,249                 16,136
04/30/2004                  14,178                 15,935
07/31/2004                  14,367                 16,145
10/31/2004                  15,042                 16,698
01/31/2005                  15,519                 16,919
04/30/2005                  15,810                 17,021
07/31/2005                  16,190                 17,169
10/31/2005                  16,177                 17,121
01/31/2006                  16,554                 17,398
04/30/2006                  16,670                 17,388
07/31/2006                  16,964                 17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  -0.20%    5-Year  5.68%    10-Year  5.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                      17 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
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CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer AMT-Free Municipals (Class B)
      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer AMT-Free
                          Municipals          Lehman Brothers
   Date                   (Class B)         Municipal Bond Index

07/31/1996                  10,000                 10,000
10/31/1996                  10,223                 10,252
01/31/1997                  10,387                 10,415
04/30/1997                  10,431                 10,458
07/31/1997                  11,005                 11,025
10/31/1997                  11,056                 11,123
01/31/1998                  11,405                 11,468
04/30/1998                  11,302                 11,430
07/31/1998                  11,527                 11,686
10/31/1998                  11,784                 12,014
01/31/1999                  12,011                 12,231
04/30/1999                  12,001                 12,224
07/31/1999                  11,732                 12,022
10/31/1999                  11,272                 11,802
01/31/2000                  11,026                 11,787
04/30/2000                  11,306                 12,112
07/31/2000                  11,543                 12,541
10/31/2000                  11,731                 12,806
01/31/2001                  12,069                 13,353
04/30/2001                  11,943                 13,369
07/31/2001                  12,377                 13,804
10/31/2001                  12,477                 14,151
01/31/2002                  12,327                 14,140
04/30/2002                  12,478                 14,305
07/31/2002                  12,817                 14,731
10/31/2002                  12,810                 14,982
01/31/2003                  13,004                 15,196
04/30/2003                  13,302                 15,519
07/31/2003                  13,133                 15,262
10/31/2003                  13,705                 15,748
01/31/2004                  14,275                 16,136
04/30/2004                  14,204                 15,935
07/31/2004                  14,394                 16,145
10/31/2004                  15,070                 16,698
01/31/2005                  15,548                 16,919
04/30/2005                  15,839                 17,021
07/31/2005                  16,220                 17,169
10/31/2005                  16,207                 17,121
01/31/2006                  16,584                 17,398
04/30/2006                  16,701                 17,388
07/31/2006                  16,995                 17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  -1.09%    5-Year  5.56%    10-Year  5.45%


                      18 | OPPENHEIMER AMT-FREE MUNICIPALS

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer AMT-Free Municipals (Class C)
      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer AMT-Free
                          Municipals          Lehman Brothers
   Date                   (Class C)         Municipal Bond Index

07/31/1996                  10,000                 10,000
10/31/1996                  10,223                 10,252
01/31/1997                  10,386                 10,415
04/30/1997                  10,430                 10,458
07/31/1997                  11,003                 11,025
10/31/1997                  11,054                 11,123
01/31/1998                  11,403                 11,468
04/30/1998                  11,300                 11,430
07/31/1998                  11,525                 11,686
10/31/1998                  11,782                 12,014
01/31/1999                  12,009                 12,231
04/30/1999                  11,999                 12,224
07/31/1999                  11,730                 12,022
10/31/1999                  11,271                 11,802
01/31/2000                  11,025                 11,787
04/30/2000                  11,304                 12,112
07/31/2000                  11,541                 12,541
10/31/2000                  11,729                 12,806
01/31/2001                  12,068                 13,353
04/30/2001                  11,941                 13,369
07/31/2001                  12,375                 13,804
10/31/2001                  12,475                 14,151
01/31/2002                  12,326                 14,140
04/30/2002                  12,476                 14,305
07/31/2002                  12,808                 14,731
10/31/2002                  12,776                 14,982
01/31/2003                  12,943                 15,196
04/30/2003                  13,216                 15,519
07/31/2003                  13,022                 15,262
10/31/2003                  13,564                 15,748
01/31/2004                  14,102                 16,136
04/30/2004                  14,006                 15,935
07/31/2004                  14,166                 16,145
10/31/2004                  14,790                 16,698
01/31/2005                  15,246                 16,919
04/30/2005                  15,504                 17,021
07/31/2005                  15,847                 17,169
10/31/2005                  15,787                 17,121
01/31/2006                  16,125                 17,398
04/30/2006                  16,225                 17,388
07/31/2006                  16,463                 17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  2.90%     5-Year  5.88%    10-Year  5.11%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                      19 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER AMT-FREE MUNICIPALS. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 10/27/76. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75% except where noted. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 3/16/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      20 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses.1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include certain financing expenses related to the Fund's investments in inverse floaters. Please refer to Note 9 to the Fund's Financial Statements included within.


                      21 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

                                              RESTATED
                          BEGINNING           ENDING           EXPENSES
                          ACCOUNT             ACCOUNT          PAID DURING
                          VALUE               VALUE            6 MONTHS ENDED
                          (2/1/06)            (7/31/06) 1      JULY 31, 2006 1
--------------------------------------------------------------------------------
Class A Actual            $1,000.00           $1,024.80        $  7.10
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00            1,017.80           7.08
--------------------------------------------------------------------------------
Class B Actual             1,000.00            1,020.90          11.13
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00            1,013.84          11.10
--------------------------------------------------------------------------------
Class C Actual             1,000.00            1,021.00          10.93
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00            1,014.03          10.89

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

            RESTATED
CLASS       EXPENSE RATIOS 1
----------------------------
Class A          1.41%
----------------------------
Class B          2.21
----------------------------
Class C          2.17

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 9 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                         PREVIOUSLY REPORTED

                          BEGINNING           ENDING           EXPENSES
                          ACCOUNT             ACCOUNT          PAID DURING
                          VALUE               VALUE            6 MONTHS ENDED
                          (2/1/06)            (7/31/06)        JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual            $1,000.00           $1,024.80        $ 3.97
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00            1,020.88          3.97
--------------------------------------------------------------------------------
Class B Actual             1,000.00            1,020.90          8.00
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00            1,016.91          7.98
--------------------------------------------------------------------------------
Class C Actual             1,000.00            1,021.00          7.80
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00            1,017.11          7.78


         PREVIOUSLY REPORTED
CLASS       EXPENSE RATIOS
----------------------------
Class A          0.79%
----------------------------
Class B          1.59
----------------------------
Class C          1.55


                      22 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                 COUPON         MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--115.7%
---------------------------------------------------------------------------------------------------------------------------
ALABAMA--0.2%
$        15,000  AL HFA (Pelican)                                                6.550%      03/20/2030    $         15,316
---------------------------------------------------------------------------------------------------------------------------
      1,580,000  AL Space Science Exhibit Finance Authority                      6.000       10/01/2025           1,543,992
---------------------------------------------------------------------------------------------------------------------------
         25,000  Bessemer, AL Water, Series A                                    5.750       07/01/2026              25,536
---------------------------------------------------------------------------------------------------------------------------
         55,000  Birmingham, AL Airport Authority                                5.625       07/01/2026              56,161
---------------------------------------------------------------------------------------------------------------------------
         25,000  Birmingham, AL Baptist Medical Centers
                 (Baptist Health System)                                         5.625       11/15/2015              26,339
---------------------------------------------------------------------------------------------------------------------------
         15,000  Birmingham, AL Baptist Medical Centers
                 (Baptist Health System)                                         5.875       11/15/2024              15,841
---------------------------------------------------------------------------------------------------------------------------
        125,000  Birmingham, AL Private Educational Building Authority
                 (Birmingham-Southern College)                                   6.125       12/01/2025             126,975
---------------------------------------------------------------------------------------------------------------------------
         15,000  Birmingham, AL Special Care Facilities Financing Authority
                 (Children's Hospital of Alabama)                                5.500       06/01/2022              15,458
---------------------------------------------------------------------------------------------------------------------------
         25,000  Birmingham, AL Special Care Facilities Financing Authority
                 (Daughters of Charity)                                          5.000       11/01/2025              25,269
---------------------------------------------------------------------------------------------------------------------------
         35,000  Birmingham-Carraway, AL Special Care Facilities
                 (Carraway Methodist Hospitals)                                  5.875       08/15/2025              35,403
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Camden, AL Industrial Devel. Board
                 (Weyerhaeuser Company), Series A                                6.125       12/01/2024           1,085,070
---------------------------------------------------------------------------------------------------------------------------
        130,000  Cooperative District, AL Fort Deposit                           6.000       02/01/2036             134,624
---------------------------------------------------------------------------------------------------------------------------
        435,000  Greater Montgomery, AL Educational Building Authority
                 (Huntingdon College)                                            5.100       05/01/2016             433,412
---------------------------------------------------------------------------------------------------------------------------
        115,000  Jefferson County, AL Sewer                                      5.375       02/01/2027             115,725
---------------------------------------------------------------------------------------------------------------------------
         30,000  Marshall County, AL Health Care Authority                       5.400       02/01/2031              31,492
---------------------------------------------------------------------------------------------------------------------------
        155,000  McIntosh, AL Industrial Devel. Board
                 (CIBA Specialty Chemicals)                                      5.375       06/01/2028             157,344
---------------------------------------------------------------------------------------------------------------------------
         50,000  Montgomery, AL Medical Clinic Board
                 (Jackson Hospital & Clinic)                                     5.875       03/01/2016              51,076
---------------------------------------------------------------------------------------------------------------------------
         30,000  Montgomery, AL Medical Clinic Board
                 (Jackson Hospital & Clinic)                                     6.000       03/01/2026              30,649
---------------------------------------------------------------------------------------------------------------------------
         15,000  Montgomery, AL Medical Clinic Board
                 (Jackson Hospital & Clinic)                                     7.000       03/01/2015              15,032
---------------------------------------------------------------------------------------------------------------------------
         15,000  West Morgan-East Lawrence, AL Water Authority                   5.625       08/15/2025              15,311
                                                                                                           ----------------
                                                                                                                  3,956,025
---------------------------------------------------------------------------------------------------------------------------
ALASKA--0.4% 1.1%
     10,000,000  AK HFC, Series C 1,2                                            5.250       06/01/2032          10,201,550
---------------------------------------------------------------------------------------------------------------------------
      8,000,000  AK HFC, Series A 1,2                                            5.000       12/01/2033           8,086,160
---------------------------------------------------------------------------------------------------------------------------
        175,000  AK Northern Tobacco Securitization Corp. (TASC)                 5.500       06/01/2029             178,140
---------------------------------------------------------------------------------------------------------------------------
         15,000  AK Northern Tobacco Securitization Corp. (TASC)                 6.500       06/01/2031              15,761
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Aleutians East Burough, AK (Aleutian Pribilof Islands)          5.500       06/01/2025           1,048,290
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Aleutians East Burough, AK (Aleutian Pribilof Islands)          5.500       06/01/2036           1,036,430
                                                                                                           ----------------
                                                                                                                 20,566,331


                      23 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                 COUPON         MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
ARIZONA--3.1%
$        30,000  Apache County, AZ IDA (Tucson Electric Power Company)           5.875%      03/01/2033    $         30,013
---------------------------------------------------------------------------------------------------------------------------
         10,000  AZ Health Facilities Authority
                 (FMC/SMC Obligated Group)                                       5.250       10/01/2026              10,247
---------------------------------------------------------------------------------------------------------------------------
        750,000  AZ West Campus Hsg. (Arizona State University)                  6.375       07/01/2022             854,243
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Buckeye, AZ Watson Road Community Facilities District           5.750       07/01/2022           1,026,160
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Buckeye, AZ Watson Road Community Facilities District           6.000       07/01/2030           2,067,040
---------------------------------------------------------------------------------------------------------------------------
        764,950  Central AZ Irrigation & Drain District, Series A                6.000       06/01/2013             765,990
---------------------------------------------------------------------------------------------------------------------------
        200,000  Estrella, AZ Mountain Ranch Community Facilities District       5.625       07/15/2025             200,412
---------------------------------------------------------------------------------------------------------------------------
        100,000  Estrella, AZ Mountain Ranch Community Facilities District       5.800       07/15/2030             101,005
---------------------------------------------------------------------------------------------------------------------------
        250,000  Gladden Farms, AZ Community Facilities District 3               5.500       07/15/2031             250,278
---------------------------------------------------------------------------------------------------------------------------
         10,000  Glendale, AZ IDA (Midwestern University)                        5.375       05/15/2028              10,305
---------------------------------------------------------------------------------------------------------------------------
        100,000  Glendale, AZ IDA (Midwestern University)                        6.000       05/15/2026             102,166
---------------------------------------------------------------------------------------------------------------------------
        800,000  Litchfield, AZ Park Community Facility District                 6.375       07/15/2026             852,728
---------------------------------------------------------------------------------------------------------------------------
      2,025,000  Maricopa County, AZ IDA (Christian Care Apartments)             6.500       01/01/2036           2,117,583
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Maricopa County, AZ IDA (Christian Care Mesa II)                6.625       01/01/2034           2,051,940
---------------------------------------------------------------------------------------------------------------------------
        500,000  Maricopa County, AZ IDA (Immanuel Campus Care)                  8.500       04/20/2041             500,215
---------------------------------------------------------------------------------------------------------------------------
         85,000  Maricopa County, AZ IDA (Madera Pointe Apartments)              5.800       06/01/2015              86,768
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Maricopa County, AZ IDA (Sun King Apartments)                   6.750       11/01/2018           1,365,375
---------------------------------------------------------------------------------------------------------------------------
      1,260,000  Maricopa County, AZ IDA (Sun King Apartments)                   6.750       05/01/2031           1,078,623
---------------------------------------------------------------------------------------------------------------------------
         75,000  Maricopa County, AZ Pollution Control Corp.
                 (Public Service Company of New Mexico)                          5.750       11/01/2022              75,839
---------------------------------------------------------------------------------------------------------------------------
         55,000  Maricopa County, AZ Pollution Control Corp.
                 (Public Service Company of New Mexico)                          6.300       12/01/2026              56,672
---------------------------------------------------------------------------------------------------------------------------
        500,000  Merrill Ranch, AZ Community Facilities District No. 1
                 Special Assessment Lien                                         5.300       07/01/2030             500,550
---------------------------------------------------------------------------------------------------------------------------
        400,000  Mesa, AZ IDA (Mesa Student Hsg.)                                6.000       07/01/2032             414,556
---------------------------------------------------------------------------------------------------------------------------
         50,000  Mesa, AZ IDA (Mesa Student Hsg.)                                6.250       07/01/2032              54,186
---------------------------------------------------------------------------------------------------------------------------
        200,000  Mesa, AZ IDA Student Hsg. (Arizona State University East)       6.000       07/01/2026             215,020
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Peoria, AZ IDA (Sierra Winds)                                   6.375       08/15/2029           3,097,290
---------------------------------------------------------------------------------------------------------------------------
      5,535,000  Phoenix, AZ IDA (Christian Care)                                5.500       07/01/2035           5,462,104
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Phoenix, AZ IDA (Summit Apartments)                             6.550       07/20/2037           1,077,650
---------------------------------------------------------------------------------------------------------------------------
      1,735,000  Pima County, AZ IDA (Arizona Charter School)                    6.100       07/01/2024           1,782,591
---------------------------------------------------------------------------------------------------------------------------
        500,000  Pima County, AZ IDA (Arizona Charter School)                    6.300       07/01/2031             515,050
---------------------------------------------------------------------------------------------------------------------------
      1,570,000  Pima County, AZ IDA (Arizona Charter School)                    6.500       07/01/2023           1,643,052
---------------------------------------------------------------------------------------------------------------------------
      1,315,000  Pima County, AZ IDA (Arizona Charter School)                    6.750       07/01/2031           1,379,080
---------------------------------------------------------------------------------------------------------------------------
        500,000  Pima County, AZ IDA (Facility Choice Education
                 & Devel. Corp.)                                                 6.250       06/01/2026             503,780
---------------------------------------------------------------------------------------------------------------------------
        750,000  Pima County, AZ IDA (Facility Choice Education
                 & Devel. Corp.)                                                 6.375       06/01/2036             755,910
---------------------------------------------------------------------------------------------------------------------------
      1,100,000  Pima County, AZ IDA (Noah Webster Basic School)                 6.125       12/15/2034           1,143,681
---------------------------------------------------------------------------------------------------------------------------
        500,000  Pima County, AZ IDA (P.L.C. Charter Schools)                    6.750       04/01/2036             526,215


                      24 | OPPENHEIMER AMT-FREE MUNICIPALS

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                 COUPON         MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
ARIZONA Continued
$       120,000  Pima County, AZ IDA (Paradise Education Center)                 5.875%      06/01/2033    $        117,608
---------------------------------------------------------------------------------------------------------------------------
        250,000  Pima County, AZ IDA (Paradise Education Center)                 6.000       06/01/2036             248,430
---------------------------------------------------------------------------------------------------------------------------
      2,845,000  Pima County, AZ IDA (Phoenix Advantage Charter School)          5.600       07/01/2023           2,980,735
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Pinal County, AZ IDA (Florence West Prison)                     5.250       10/01/2021           1,035,390
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Pinal County, AZ IDA (Florence West Prison)                     5.250       10/01/2022           1,037,020
---------------------------------------------------------------------------------------------------------------------------
        500,000  Quail Creek, AZ Community Facilities District                   5.550       07/15/2030             504,590
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  San Luis, AZ Facility Devel. Corp.
                 (Regional Detention Center)                                     7.000       05/01/2020             997,410
---------------------------------------------------------------------------------------------------------------------------
      1,420,000  Show Low, AZ IDA (Navapache Regional Medical Center)            5.000       12/01/2025           1,455,571
---------------------------------------------------------------------------------------------------------------------------
      3,620,000  Show Low, AZ IDA (Navapache Regional Medical Center)            5.000       12/01/2030           3,691,459
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Show Low, AZ IDA (Navapache Regional Medical Center)            5.000       12/01/2035           4,066,880
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Verrado, AZ Community Facilities District                       6.500       07/15/2027           5,304,850
---------------------------------------------------------------------------------------------------------------------------
      1,375,000  Vistancia, AZ Community Facilities District                     5.500       07/15/2020           1,397,798
---------------------------------------------------------------------------------------------------------------------------
      1,200,000  Vistancia, AZ Community Facilities District                     5.750       07/15/2024           1,229,052
                                                                                                           ----------------
                                                                                                                 56,741,110
---------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.1%
        100,000  Independence County, AR Hydroelectric Power                     5.300       05/01/2033             101,974
---------------------------------------------------------------------------------------------------------------------------
        195,000  Pine Bluff, AR IDA (Colt Industries)                            6.500       02/15/2009             195,343
---------------------------------------------------------------------------------------------------------------------------
        690,000  Pope County, AR Pollution Control
                 (Arkansas Power & Light Company)                                6.300       11/01/2020             693,278
                                                                                                           ----------------
                                                                                                                    990,595
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--9.8%
      3,255,000  Apple Valley, CA Redevel. Agency Tax Allocation                 5.000       06/01/2035           3,274,400
---------------------------------------------------------------------------------------------------------------------------
      2,220,000  Beaumont, CA Financing Authority, Series B                      5.875       09/01/2023           2,362,813
---------------------------------------------------------------------------------------------------------------------------
      7,000,000  CA County Tobacco Securitization Agency                         6.500  4    06/01/2046             565,950
---------------------------------------------------------------------------------------------------------------------------
      6,000,000  CA County Tobacco Securitization Agency                         6.650  4    06/01/2046             448,320
---------------------------------------------------------------------------------------------------------------------------
    129,820,000  CA County Tobacco Securitization Agency                         6.700  4    06/01/2050           7,177,748
---------------------------------------------------------------------------------------------------------------------------
     38,650,000  CA County Tobacco Securitization Agency                         7.550  4    06/01/2055           1,084,906
---------------------------------------------------------------------------------------------------------------------------
     93,000,000  CA County Tobacco Securitization Agency (TASC)                  6.650  4    06/01/2046           6,696,930
---------------------------------------------------------------------------------------------------------------------------
      1,200,000  CA GO Fixed Receipts                                            5.250       02/01/2025           1,260,516
---------------------------------------------------------------------------------------------------------------------------
     20,000,000  CA GO RITES 1,2                                                 5.250       02/01/2025          20,948,084
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  CA Golden State Tobacco Securitization Corp. 5                  6.625       06/01/2040           1,673,940
---------------------------------------------------------------------------------------------------------------------------
     33,195,000  CA Golden State Tobacco Securitization Corp. (TASC)             5.000       06/01/2045          33,369,274
---------------------------------------------------------------------------------------------------------------------------
     20,000,000  CA Golden State Tobacco Securitization Corp. (TASC) 1,2         5.000       06/01/2045          20,105,100
---------------------------------------------------------------------------------------------------------------------------
      1,125,000  CA Municipal Finance Authority
                 (Cancer Center of Santa Barbara)                                5.000       06/01/2026           1,152,596
---------------------------------------------------------------------------------------------------------------------------
      6,000,000  CA Statewide CDA (East Campus Apartments)                       5.625       08/01/2034           6,246,840
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Corona-Norco, CA Unified School District
                 Community Facilities District No. 04-1                          5.200       09/01/2036           1,998,400


                      25 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                 COUPON         MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     5,060,000  East Palo Alto, CA Public Finance Authority
                 (University Circle Gateway)                                     5.000%      10/01/2029    $      5,170,510
---------------------------------------------------------------------------------------------------------------------------
        590,000  Independent Cities, CA Lease Finance Authority
                 (Morgan Hill-Hacienda Valley)                                   5.950       11/15/2039             617,535
---------------------------------------------------------------------------------------------------------------------------
      1,200,000  Jurupa, CA Community Services District
                 (Eastvale Area) COP 3                                           5.125       09/01/2025           1,197,048
---------------------------------------------------------------------------------------------------------------------------
      1,270,000  Lake Elsinore, CA Special Tax                                   5.150       09/01/2025           1,281,163
---------------------------------------------------------------------------------------------------------------------------
      1,195,000  Lake Elsinore, CA Special Tax                                   5.250       09/01/2030           1,205,444
---------------------------------------------------------------------------------------------------------------------------
      2,450,000  Lake Elsinore, CA Special Tax                                   5.250       09/01/2035           2,448,065
---------------------------------------------------------------------------------------------------------------------------
     19,600,000  Los Angeles, CA Community Redevel. Agency
                 (Vermont Manchester Social Services) 1,2                        5.000       09/01/2030          20,153,994
---------------------------------------------------------------------------------------------------------------------------
      4,175,000  Los Angeles, CA Regional Airports Improvement Corp.
                 (Delta Airlines) 5                                              6.350       11/01/2025           3,825,260
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Redding, CA Electric System COP Linked SAVRS & RIBS             6.368 6     07/01/2022           3,537,780
---------------------------------------------------------------------------------------------------------------------------
         50,000  Riverside, CA Unified School District                           6.200       09/01/2030              51,641
---------------------------------------------------------------------------------------------------------------------------
      7,000,000  Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise           6.625       03/01/2018           7,697,620
---------------------------------------------------------------------------------------------------------------------------
     13,675,000  Southern CA Tobacco Securitization Authority                    6.400 4     06/01/2046           1,116,564
---------------------------------------------------------------------------------------------------------------------------
     47,250,000  Southern CA Tobacco Securitization Authority                    7.100 4     06/01/2046           3,020,220
---------------------------------------------------------------------------------------------------------------------------
      1,465,000  Stockton, CA Public Financing Authority, Series A 5             5.000       09/01/2022           1,508,818
---------------------------------------------------------------------------------------------------------------------------
      1,450,000  Stockton, CA Public Financing Authority, Series A               5.000       09/01/2023           1,491,006
---------------------------------------------------------------------------------------------------------------------------
      1,250,000  Stockton, CA Public Financing Authority, Series A               5.000       09/01/2024           1,283,325
---------------------------------------------------------------------------------------------------------------------------
      1,350,000  Stockton, CA Public Financing Authority, Series A               5.000       09/01/2025           1,383,804
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Stockton, CA Public Financing Authority, Series A               5.250       09/01/2031           3,132,390
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Stockton, CA Public Financing Authority, Series A               5.250       09/01/2034           3,125,790
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Temecula, CA Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.450       09/01/2026           1,996,260
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Temecula, CA Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.500       09/01/2036             991,950
---------------------------------------------------------------------------------------------------------------------------
      1,160,000  Victor Valley, CA Union High School District                    5.100       09/01/2035           1,141,800
                                                                                                           ----------------
                                                                                                                175,743,804
---------------------------------------------------------------------------------------------------------------------------
COLORADO--5.5%
        140,000  Adams & Weld Counties, CO School District (Brighton)            5.600       12/01/2012             140,804
---------------------------------------------------------------------------------------------------------------------------
        500,000  Andonea, CO Metropolitan District No. 2                         6.125       12/01/2025             508,115
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Andonea, CO Metropolitan District No. 3                         6.250       12/01/2035           1,017,920
---------------------------------------------------------------------------------------------------------------------------
      2,800,000  Arista, CO Metropolitan District                                6.750       12/01/2035           2,975,868
---------------------------------------------------------------------------------------------------------------------------
        500,000  Beacon Point, CO Metropolitan District                          6.125       12/01/2025             526,070
---------------------------------------------------------------------------------------------------------------------------
      4,735,000  Broomfield, CO Village Metropolitan District No. 2              6.250       12/01/2032           4,731,449
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Central Marksheffel, CO Metropolitan District                   7.250       12/01/2029           1,069,430
---------------------------------------------------------------------------------------------------------------------------
        500,000  CO Educational & Cultural Facilities Authority
                 (Banning Lewis Ranch Academy)                                   6.125       12/15/2035             509,175
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  CO Educational & Cultural Facilities Authority
                 (Inn at Auraria)                                                6.000       07/01/2042           4,895,100


                      26 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                 COUPON         MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
COLORADO Continued
$        10,000  CO Health Facilities Authority (Denver Options)                 5.375%      02/01/2022    $         10,292
---------------------------------------------------------------------------------------------------------------------------
         30,000  CO Health Facilities Authority (Denver Options)                 5.625       02/01/2032              31,118
---------------------------------------------------------------------------------------------------------------------------
      2,560,000  CO Health Facilities Authority (Longmont United Hospital)       5.000       12/01/2030           2,608,486
---------------------------------------------------------------------------------------------------------------------------
         30,000  CO Health Facilities Authority
                 (Northern Colorado Medical Center)                              6.000       05/15/2020              31,802
---------------------------------------------------------------------------------------------------------------------------
      9,085,000  CO Health Facilities Authority
                 (Catholic Health Initiatives) 1,2                               5.500       03/01/2022           9,567,420
---------------------------------------------------------------------------------------------------------------------------
        500,000  CO International Center Metropolitan District No. 3             6.500       12/01/2035             514,530
---------------------------------------------------------------------------------------------------------------------------
         65,000  Colorado Springs, CO Utilities                                  5.750       11/15/2023              65,346
---------------------------------------------------------------------------------------------------------------------------
         50,000  Colorado Springs, CO Utilities                                  5.750       11/15/2023              50,272
---------------------------------------------------------------------------------------------------------------------------
        100,000  Colorado Springs, CO Utilities                                  5.750       11/15/2025             100,524
---------------------------------------------------------------------------------------------------------------------------
        500,000  Crystal Crossing, CO Metropolitan District                      6.000       12/01/2036             503,205
---------------------------------------------------------------------------------------------------------------------------
        815,000  Denver, CO City & County Airport 5                              5.500       11/15/2025             826,394
---------------------------------------------------------------------------------------------------------------------------
      6,460,000  Denver, CO City & County Airport                                5.500       11/15/2025           6,550,311
---------------------------------------------------------------------------------------------------------------------------
     12,500,000  Denver, CO Convention Center Hotel Authority                    5.000       12/01/2035          12,857,750
---------------------------------------------------------------------------------------------------------------------------
        115,000  Denver, CO Health & Hospital Authority, Series A                5.375       12/01/2028             117,344
---------------------------------------------------------------------------------------------------------------------------
        800,000  Denver, CO Urban Renewal Authority                              9.125       09/01/2017             811,312
---------------------------------------------------------------------------------------------------------------------------
      5,540,000  Eagle Bend, CO Metropolitan District                            5.000       12/01/2035           5,624,263
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Elkhorn Ranch, CO Metropolitan District                         6.375       12/01/2035           1,036,160
---------------------------------------------------------------------------------------------------------------------------
         15,000  Fort Collins, CO Pollution Control
                 (Anheuser-Busch Companies)                                      6.000       09/01/2031              15,170
---------------------------------------------------------------------------------------------------------------------------
        500,000  High Plains, CO Metropolitan District                           6.250       12/01/2035             527,980
---------------------------------------------------------------------------------------------------------------------------
        500,000  Huntington Trails, CO Metropolitan District                     6.250       12/01/2036             503,960
---------------------------------------------------------------------------------------------------------------------------
      1,200,000  Kiowa, CO Water & Sewer                                         5.500       12/01/2030           1,178,580
---------------------------------------------------------------------------------------------------------------------------
        100,000  La Plata County, CO School District No. 9-R (Durango)           5.250       11/01/2017             100,330
---------------------------------------------------------------------------------------------------------------------------
         35,000  Municipal SubDistrict Northern CO
                 Water Conservancy District                                      5.250       12/01/2015              35,949
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Murphy Creek, CO Metropolitan District No. 3                    6.000       12/01/2026           1,051,310
---------------------------------------------------------------------------------------------------------------------------
      2,850,000  Murphy Creek, CO Metropolitan District No. 3 5                  6.125       12/01/2035           3,011,453
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Northwest CO Metropolitan District No. 3                        6.125       12/01/2025           1,045,430
---------------------------------------------------------------------------------------------------------------------------
      1,875,000  Northwest CO Metropolitan District No. 3                        6.250       12/01/2035           1,960,256
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Park Creek, CO Metropolitan District                            5.500       12/01/2030           2,066,320
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Park Creek, CO Metropolitan District                            5.500       12/01/2037           5,135,900
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  SBC Metropolitan, CO District                                   5.000       12/01/2020           2,037,960
---------------------------------------------------------------------------------------------------------------------------
      2,250,000  SBC Metropolitan, CO District                                   5.000       12/01/2025           2,269,058
---------------------------------------------------------------------------------------------------------------------------
      1,440,000  SBC Metropolitan, CO District                                   5.000       12/01/2029           1,442,563
---------------------------------------------------------------------------------------------------------------------------
      5,330,000  SBC Metropolitan, CO District                                   5.000       12/01/2034           5,279,418
---------------------------------------------------------------------------------------------------------------------------
        190,000  Silver Dollar, CO Metropolitan District                         5.100       12/01/2030             193,219
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Southlands, CO Medical District                                 7.000       12/01/2024           1,096,650
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Southlands, CO Medical District                                 7.125       12/01/2034           4,391,600
---------------------------------------------------------------------------------------------------------------------------
      2,695,000  Tower, CO Metropolitan District                                 5.000       12/01/2029           2,744,130


                      27 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COLORADO Continued
$     1,000,000   Wheatlands, CO Metropolitan District                          6.000%  12/01/2025   $ 1,036,400
----------------------------------------------------------------------------------------------------------------
      4,250,000   Woodmen Heights, CO Metropolitan District                     7.000   12/01/2030     4,377,883
                                                                                                     -----------
                                                                                                      99,181,979
----------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.0%
        955,000   CT Devel. Authority Pollution Control
                  (Connecticut Light & Power Company)                           5.850   09/01/2028       998,949
----------------------------------------------------------------------------------------------------------------
      3,465,000   CT Devel. Authority Pollution Control
                  (Western Massachusetts Electric Company)                      5.850   09/01/2028     3,624,459
----------------------------------------------------------------------------------------------------------------
         85,000   CT H&EFA (3030 Park Fairfield Health Center)                  6.000   11/01/2015        87,047
----------------------------------------------------------------------------------------------------------------
        660,000   CT H&EFA (Bridgeport Hospital)                                5.375   07/01/2025       673,794
----------------------------------------------------------------------------------------------------------------
      1,000,000   CT H&EFA (Bridgeport Hospital)                                6.625   07/01/2018     1,002,400
----------------------------------------------------------------------------------------------------------------
         15,000   CT H&EFA (Bridgeport Hospital/Bridgeport
                  Hospital Foundation Obligated Group)                          5.250   07/01/2015        15,312
----------------------------------------------------------------------------------------------------------------
      1,000,000   CT H&EFA (Canterbury School)                                  5.000   07/01/2036     1,015,990
----------------------------------------------------------------------------------------------------------------
      3,000,000   CT H&EFA (Eastern Connecticut Health Network)                 5.000   07/01/2025     3,083,520
----------------------------------------------------------------------------------------------------------------
      5,000,000   CT H&EFA (Eastern Connecticut Health Network)                 5.125   07/01/2030     5,158,650
----------------------------------------------------------------------------------------------------------------
        610,000   CT H&EFA (New Britain General Hospital), Series B             6.000   07/01/2024       621,084
----------------------------------------------------------------------------------------------------------------
      1,125,000   CT H&EFA (St. Camillus Health Center)                         6.250   11/01/2018     1,137,814
----------------------------------------------------------------------------------------------------------------
      3,000,000   CT H&EFA (St. Joseph's Manor)                                 6.250   11/01/2016     3,024,990
----------------------------------------------------------------------------------------------------------------
      4,430,000   CT H&EFA (University of Hartford)                             5.250   07/01/2036     4,622,971
----------------------------------------------------------------------------------------------------------------
         60,000   CT HFA                                                        5.600   06/15/2017        61,704
----------------------------------------------------------------------------------------------------------------
      1,250,000   Mashantucket, CT Western Pequot Tribe, Series B               5.500   09/01/2036     1,291,963
----------------------------------------------------------------------------------------------------------------
      9,900,000   Mashantucket, CT Western Pequot Tribe, Series B               5.750   09/01/2027    10,107,801
                                                                                                     -----------
                                                                                                      36,528,448
----------------------------------------------------------------------------------------------------------------
DELAWARE--0.4%
      4,000,000   Bridgeville, DE Special Obligation (Heritage Shores)          5.450   07/01/2035     3,956,720
----------------------------------------------------------------------------------------------------------------
        255,000   DE EDA (General Motors Corp.)                                 5.600   04/01/2009       249,316
----------------------------------------------------------------------------------------------------------------
      1,100,000   Kent County, DE Student Hsg.
                  (DE State University Student Hsg. Foundation)                 5.000   07/01/2025     1,115,389
----------------------------------------------------------------------------------------------------------------
      1,000,000   Kent County, DE Student Hsg.
                  (DE State University Student Hsg. Foundation)                 5.000   07/01/2030     1,009,400
                                                                                                     -----------
                                                                                                       6,330,825
----------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--0.2%
      2,000,000   District of Columbia Friendship Public Charter School         5.250   06/01/2033     2,037,780
----------------------------------------------------------------------------------------------------------------
        130,000   District of Columbia Hospital
                  (MH/NRH/MEDE/MRI/MLTCC/MCAS Obligated Group)                  5.750   08/15/2026       132,791
----------------------------------------------------------------------------------------------------------------
        610,000   District of Columbia Tobacco Settlement Financing Corp.       6.750   05/15/2040       663,113
                                                                                                     -----------
                                                                                                       2,833,684


                      28 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FLORIDA--17.1%
$       700,000   Amelia Walk, FL Community Devel. District
                  Special Assessment                                            5.500%  05/01/2037   $   704,928
----------------------------------------------------------------------------------------------------------------
      1,200,000   Arlington Ridge, FL Community Devel. District                 5.500   05/01/2036     1,207,752
----------------------------------------------------------------------------------------------------------------
         20,000   Auburndale, FL Water & Sewer                                  5.250   12/01/2025        20,297
----------------------------------------------------------------------------------------------------------------
        325,000   Avelar Creek, FL Community Devel. District                    5.375   05/01/2036       324,012
----------------------------------------------------------------------------------------------------------------
      1,990,000   Bartram Park, FL Community Devel. District                    5.300   05/01/2035     1,999,612
----------------------------------------------------------------------------------------------------------------
      1,900,000   Bay Laurel Center, FL Community Devel. District               5.450   05/01/2037     1,914,839
----------------------------------------------------------------------------------------------------------------
        145,000   Bay, FL Medical Center                                        5.650   10/01/2026       148,236
----------------------------------------------------------------------------------------------------------------
        250,000   Baywinds, FL Community Devel. District                        5.250   05/01/2037       246,413
----------------------------------------------------------------------------------------------------------------
      2,000,000   Beacon, FL Tradeport Community Devel. District                7.250   05/01/2033     2,156,600
----------------------------------------------------------------------------------------------------------------
         25,000   Broward County, FL Educational Facilities Authority
                  (Nova Southeastern University)                                5.625   04/01/2034        25,948
----------------------------------------------------------------------------------------------------------------
         25,000   Broward County, FL Professional Sports Facilities
                  (Civic Arena)                                                 5.700   09/01/2016        25,291
----------------------------------------------------------------------------------------------------------------
         90,000   Cape Coral, FL Health Facilities Authority (Gulf Care)        5.625   10/01/2027        93,181
----------------------------------------------------------------------------------------------------------------
        130,000   Cape Coral, FL Health Facilities Authority (Gulf Care)        6.000   10/01/2025       132,795
----------------------------------------------------------------------------------------------------------------
        560,000   Cascades, FL Groveland Community Devel. District              5.300   05/01/2036       556,220
----------------------------------------------------------------------------------------------------------------
        355,000   Clearwater, FL Hsg. Authority (Hamptons at Clearwater)        5.350   05/01/2024       363,793
----------------------------------------------------------------------------------------------------------------
      3,655,000   Concorde Estates, FL Community Devel. District                5.850   05/01/2035     3,816,076
----------------------------------------------------------------------------------------------------------------
      2,700,000   Cordoba Ranch, FL Community Devel. District
                  Special Assessment                                            5.550   05/01/2037     2,731,158
----------------------------------------------------------------------------------------------------------------
        400,000   Crestview II, FL Community Devel. District
                  Special Assessment                                            5.600   05/01/2037       400,408
----------------------------------------------------------------------------------------------------------------
        175,000   Dade County, FL Aviation (Miami International Airport) 5      5.600   10/01/2026       178,896
----------------------------------------------------------------------------------------------------------------
      1,820,000   Dade County, FL IDA (Miami Cerebral Palsy Residence)          8.000   06/01/2022     1,850,703
----------------------------------------------------------------------------------------------------------------
        100,000   Dade County, FL Water & Sewer System                          5.250   10/01/2026       102,199
----------------------------------------------------------------------------------------------------------------
         25,000   Destin, FL Community Redevel. Agency (Town Center Area)       5.300   05/01/2027        25,316
----------------------------------------------------------------------------------------------------------------
      1,955,000   Double Branch, FL Special Assessment
                  Community Devel. District                                     6.700   05/01/2034     2,137,851
----------------------------------------------------------------------------------------------------------------
      1,000,000   East Homestead, FL Community Devel. District                  5.000   05/01/2011     1,005,590
----------------------------------------------------------------------------------------------------------------
      1,000,000   East Homestead, FL Community Devel. District                  5.375   05/01/2036       998,440
----------------------------------------------------------------------------------------------------------------
      1,500,000   East Homestead, FL Community Devel. District                  5.450   11/01/2036     1,511,715
----------------------------------------------------------------------------------------------------------------
        960,000   Fiddlers Creek, FL Community Devel. District                  5.875   05/01/2021     1,004,563
----------------------------------------------------------------------------------------------------------------
      2,550,000   FL Capital Trust Agency (American Opportunity)                5.875   06/01/2038     2,504,712
----------------------------------------------------------------------------------------------------------------
     10,000,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)            5.300   07/01/2035    10,007,400
----------------------------------------------------------------------------------------------------------------
      5,000,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)            5.350   07/01/2040     4,986,550
----------------------------------------------------------------------------------------------------------------
      6,000,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)            6.000   07/01/2040     5,918,340
----------------------------------------------------------------------------------------------------------------
      2,000,000   FL Capital Trust Agency (Atlantic Hsg. Foundation)            8.000   07/01/2040     1,973,340
----------------------------------------------------------------------------------------------------------------
      1,200,000   FL Capital Trust Agency (Seminole Tribe Convention)           8.950   10/01/2033     1,479,360
----------------------------------------------------------------------------------------------------------------
        955,000   FL Capital Trust Agency Multifamily Affordable Hsg.,
                  Series C                                                      8.125   10/01/2038       995,301


                      29 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$       245,000   FL Gateway Services Community Devel. District
                  (Sun City Center)                                           6.500%    05/01/2033   $   263,559
----------------------------------------------------------------------------------------------------------------
        950,000   FL Principal One Community Devel. District                  5.650     05/01/2035       962,341
----------------------------------------------------------------------------------------------------------------
      5,000,000   Forest Creek, FL Community Devel. District                  5.450     05/01/2036     5,018,550
----------------------------------------------------------------------------------------------------------------
          5,000   Gainesville, FL Utilities System                            5.200     10/01/2026         5,112
----------------------------------------------------------------------------------------------------------------
      5,000,000   Glades, FL Correctional Devel. Corp.
                  (Glades County Detention)                                   7.375     03/01/2030     4,982,900
----------------------------------------------------------------------------------------------------------------
      4,000,000   Heritage Bay, FL Community Devel. District                  5.500     05/01/2036     4,023,440
----------------------------------------------------------------------------------------------------------------
        975,000   Heritage Harbour South, FL Community Devel. District        6.500     05/01/2034     1,049,432
----------------------------------------------------------------------------------------------------------------
         10,000   Hialeah, FL Hsg. Authority                                  5.800     06/20/2033        10,516
----------------------------------------------------------------------------------------------------------------
         10,000   Highlands County, FL Health Facilities Authority
                  (Adventist)                                                 5.250     11/15/2028        10,189
----------------------------------------------------------------------------------------------------------------
      6,000,000   Highlands, FL Community Devel. District                     5.550     05/01/2036     6,076,140
----------------------------------------------------------------------------------------------------------------
        750,000   Hillsborough County, FL IDA (Senior Care Group)             6.750     07/01/2029       762,608
----------------------------------------------------------------------------------------------------------------
         25,000   Hillsborough County, FL IDA (Tampa General Hospital)        5.400     10/01/2028        26,150
----------------------------------------------------------------------------------------------------------------
      3,000,000   Hillsborough County, FL IDA
                  (University Community Hospital)                             5.625     08/15/2023     3,111,990
----------------------------------------------------------------------------------------------------------------
         10,000   Hillsborough County, FL School Board COP                    5.375     07/01/2021        10,334
----------------------------------------------------------------------------------------------------------------
      1,600,000   Islands at Doral, FL Southwest Community Devel. District    6.375     05/01/2035     1,715,328
----------------------------------------------------------------------------------------------------------------
        145,000   Jacksonville, FL Electric Authority                         5.000     10/01/2031       145,062
----------------------------------------------------------------------------------------------------------------
        100,000   Jacksonville, FL Electric Authority (St. Johns River)       5.375     10/01/2016       100,949
----------------------------------------------------------------------------------------------------------------
         10,000   Jacksonville, FL Electric Authority (Water & Sewer)         5.250     10/01/2039        10,349
----------------------------------------------------------------------------------------------------------------
      7,500,000   Jacksonville, FL Electric System 1,2                        4.625     10/01/2022     7,502,925
----------------------------------------------------------------------------------------------------------------
         35,000   Jacksonville, FL Health Facilities Authority
                  (Daughters of Charity Health Services of Austin)            5.250     08/15/2027        35,798
----------------------------------------------------------------------------------------------------------------
        100,000   Jacksonville, FL Pollution Control
                  (Anheuser-Busch Companies)                                  5.700     08/01/2031       101,092
----------------------------------------------------------------------------------------------------------------
      2,935,000   Keys Cove, FL Community Devel. District                     5.500     05/01/2036     2,953,960
----------------------------------------------------------------------------------------------------------------
      1,205,000   Keys Cove, FL Community Devel. District                     5.875     05/01/2035     1,257,574
----------------------------------------------------------------------------------------------------------------
     10,000,000   Lake County, FL School Board COP 1,2                        5.000     06/01/2030    10,276,100
----------------------------------------------------------------------------------------------------------------
      4,500,000   Lee County, FL IDA (Cypress Cove Healthpark)                6.750     10/01/2032     4,814,550
----------------------------------------------------------------------------------------------------------------
      2,185,000   Lucaya, FL Community Devel. District                        5.375     05/01/2035     2,168,984
----------------------------------------------------------------------------------------------------------------
        600,000   Madison County, FL Mtg. (Twin Oaks)                         6.000     07/01/2025       617,142
----------------------------------------------------------------------------------------------------------------
         85,000   Marion County, FL Hospital District
                  (Munroe Regional Medical Center)                            5.625     10/01/2024        87,938
----------------------------------------------------------------------------------------------------------------
      1,925,000   Marsh Harbor, FL Community Devel. District, Series A        5.450     05/01/2036     1,938,802
----------------------------------------------------------------------------------------------------------------
      3,050,000   Mediterranea, FL Community Devel. District
                  Special Assessment                                          5.600     05/01/2037     3,102,887
----------------------------------------------------------------------------------------------------------------
      2,390,000   Miami Beach, FL Health Facilities Authority
                  (Mt. Sinai Medical Center)                                  6.800     11/15/2031     2,628,737


                      30 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$     2,500,000   Midtown Miami, FL Community Devel. District
                  Special Assessment                                          6.500%    05/01/2037   $ 2,754,275
----------------------------------------------------------------------------------------------------------------
        150,000   Mira Lago West, FL Community Devel. District                5.375     05/01/2036       149,766
----------------------------------------------------------------------------------------------------------------
      1,430,000   Miromar Lakes, FL Community Devel. District                 6.875     05/01/2035     1,581,394
----------------------------------------------------------------------------------------------------------------
      1,000,000   Monterra, FL Community Devel. District
                  Special Assessment                                          5.125     11/01/2014     1,004,530
----------------------------------------------------------------------------------------------------------------
      1,000,000   New Port Tampa Bay, FL Community Devel. District            5.300     11/01/2012     1,005,140
----------------------------------------------------------------------------------------------------------------
      4,260,000   New Port Tampa Bay, FL Community Devel. District            5.875     05/01/2038     4,303,622
----------------------------------------------------------------------------------------------------------------
      7,940,000   Oakland, FL Charter School                                  6.950     12/01/2032     8,209,960
----------------------------------------------------------------------------------------------------------------
        300,000   Orange County, FL Health Facilities Authority
                  (GF Orlando/CFGH Obligated Group)                           8.875     07/01/2021       333,501
----------------------------------------------------------------------------------------------------------------
        800,000   Orange County, FL Health Facilities Authority
                  (GF Orlando/CFGH Obligated Group)                           9.000     07/01/2031       881,840
----------------------------------------------------------------------------------------------------------------
      1,250,000   Palm Bay, FL Educational Facilities
                  (Patriot Charter School)                                    7.000     07/01/2036     1,332,738
----------------------------------------------------------------------------------------------------------------
         25,000   Palm Beach County, FL Health Facilities Authority
                  (Adult Community Services)                                  5.625     11/15/2020        25,559
----------------------------------------------------------------------------------------------------------------
         30,000   Palm Beach County, FL Health Facilities Authority
                  (Boca Raton Community Hospital)                             5.500     12/01/2021        30,910
----------------------------------------------------------------------------------------------------------------
         25,000   Palm Beach County, FL Health Facilities Authority
                  (Boca Raton Community Hospital)                             5.625     12/01/2031        25,899
----------------------------------------------------------------------------------------------------------------
        195,000   Palm Beach County, FL Multifamily (Boynton Apartments) 7    8.000     01/01/2014       128,158
----------------------------------------------------------------------------------------------------------------
      2,125,000   Palm Coast Park, FL Community Devel. District
                  Special Assessment                                          5.700     05/01/2037     2,138,600
----------------------------------------------------------------------------------------------------------------
        325,000   Palm Glades, FL Community Devel. District                   5.300     05/01/2036       325,413
----------------------------------------------------------------------------------------------------------------
      2,910,000   Parkway Center, FL Community Devel. District, Series A      6.125     05/01/2024     3,095,978
----------------------------------------------------------------------------------------------------------------
      2,205,000   Parkway Center, FL Community Devel. District, Series A      6.300     05/01/2034     2,345,657
----------------------------------------------------------------------------------------------------------------
         50,000   Pinellas County, FL Educational Facilities Authority
                  (Barry University)                                          5.375     10/01/2028        51,256
----------------------------------------------------------------------------------------------------------------
      7,910,000   Pinellas County, FL Educational Facilities Authority
                  (Eckerd College)                                            5.250     10/01/2029     8,209,314
----------------------------------------------------------------------------------------------------------------
        750,000   Portico, FL Community Devel. District                       5.450     05/01/2037       755,858
----------------------------------------------------------------------------------------------------------------
      9,000,000   Quarry, FL Community Devel. District                        5.250     05/01/2016     9,016,290
----------------------------------------------------------------------------------------------------------------
        800,000   Quarry, FL Community Devel. District                        5.250     05/01/2036       800,688
----------------------------------------------------------------------------------------------------------------
      2,500,000   Quarry, FL Community Devel. District                        5.500     05/01/2036     2,514,650
----------------------------------------------------------------------------------------------------------------
     11,500,000   Renaissance Commons, FL Community Devel. District,
                  Series A                                                    5.600     05/01/2036    11,766,340
----------------------------------------------------------------------------------------------------------------
        250,000   Reunion East, FL Community Devel. District                  5.800     05/01/2036       258,063
----------------------------------------------------------------------------------------------------------------
      6,025,000   Reunion East, FL Community Devel. District, Series A        7.375     05/01/2033     6,689,497
----------------------------------------------------------------------------------------------------------------
      2,500,000   Reunion West, FL Community Devel. District
                  Special Assessment                                          6.250     05/01/2036     2,635,225
----------------------------------------------------------------------------------------------------------------
        275,000   Santa Rosa Bay, FL Bridge Authority                         6.250     07/01/2028       280,836
----------------------------------------------------------------------------------------------------------------
      2,000,000   Shingle Creek, FL Community Devel. District                 6.100     05/01/2025     2,006,480


                      31 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$     1,750,000   Shingle Creek, FL Community Devel. District                 6.125 %   05/01/2037   $ 1,743,315
----------------------------------------------------------------------------------------------------------------
      1,305,000   Sonoma Bay, FL Community Devel. District, Series A          5.450     05/01/2036     1,314,357
----------------------------------------------------------------------------------------------------------------
         75,000   South Lake County, FL Hospital District
                  (Orlando Regional Healthcare System)                        5.800     10/01/2034        77,759
----------------------------------------------------------------------------------------------------------------
        100,000   South Miami, FL Health Facilities Authority
                  (BHM/BHSSF/HHI/SMH/SMHS Obligated Group)                    5.375     10/01/2016       101,381
----------------------------------------------------------------------------------------------------------------
      1,280,000   South-Dade, FL Venture Community Devel. District            6.125     05/01/2034     1,355,341
----------------------------------------------------------------------------------------------------------------
      3,000,000   St. John's Forest, FL Community Devel. District,
                  Series A                                                    6.125     05/01/2034     3,158,250
----------------------------------------------------------------------------------------------------------------
      1,000,000   Stonebrier, FL Community Devel. District                    5.500     05/01/2037     1,006,360
----------------------------------------------------------------------------------------------------------------
        945,000   Stonegate, FL Community Devel. District                     6.000     05/01/2024     1,006,746
----------------------------------------------------------------------------------------------------------------
      1,000,000   Stonegate, FL Community Devel. District                     6.125     05/01/2034     1,053,130
----------------------------------------------------------------------------------------------------------------
        780,000   Summerville, FL Community Devel. District                   5.500     05/01/2036       785,039
----------------------------------------------------------------------------------------------------------------
     14,290,000   Tampa, FL (University of Tampa)                             5.000     04/01/2035    14,723,273
----------------------------------------------------------------------------------------------------------------
      4,940,000   Town Center, FL at Palm Coast Community Devel. District     6.000     05/01/2036     5,101,538
----------------------------------------------------------------------------------------------------------------
      2,500,000   Verandah East, FL Community Devel. District                 5.400     05/01/2037     2,535,550
----------------------------------------------------------------------------------------------------------------
        600,000   Verano Center, FL Community Devel. District                 5.375     05/01/2037       600,984
----------------------------------------------------------------------------------------------------------------
      1,790,000   Villa Portofino West, FL Community Devel. District          5.350     05/01/2036     1,790,519
----------------------------------------------------------------------------------------------------------------
        900,000   Village, FL Community Devel. District No. 5, Series A       6.100     05/01/2034       944,892
----------------------------------------------------------------------------------------------------------------
        815,000   Village, FL Community Devel. District No. 5, Series A       6.500     05/01/2033       875,775
----------------------------------------------------------------------------------------------------------------
      1,600,000   Villages of Westport, FL Community Devel. District          5.700     05/01/2035     1,622,640
----------------------------------------------------------------------------------------------------------------
      1,660,000   Volusia County, FL Educational Facility Authority
                  (Embry-Riddle Aeronautical University)                      5.000     10/15/2025     1,701,118
----------------------------------------------------------------------------------------------------------------
        170,000   Volusia County, FL Educational Facility Authority
                  (Embry-Riddle Aeronautical University)                      5.000     10/15/2035       172,938
----------------------------------------------------------------------------------------------------------------
     10,200,000   Volusia County, FL EDC
                  (Embry-Riddle Aeronautical University) 1,2                  5.000     10/15/2025    10,452,654
----------------------------------------------------------------------------------------------------------------
     31,600,000   Volusia County, FL EDC
                  (Embry-Riddle Aeronautical University) 1,2                  5.000     10/15/2035    32,146,048
----------------------------------------------------------------------------------------------------------------
      2,000,000   Watergrass, FL Community Devel. District                    4.875     11/01/2010     2,001,820
----------------------------------------------------------------------------------------------------------------
      5,000,000   Waters Edge, FL Community Devel. District                   5.300     05/01/2036     5,005,250
----------------------------------------------------------------------------------------------------------------
      4,265,000   Wentworth Estates, FL Community Devel. District             5.125     11/01/2012     4,283,681
----------------------------------------------------------------------------------------------------------------
      3,525,000   Wentworth Estates, FL Community Devel. District             5.625     05/01/2037     3,563,493
----------------------------------------------------------------------------------------------------------------
        500,000   West Villages, FL Improvement District                      5.500     05/01/2037       503,230
----------------------------------------------------------------------------------------------------------------
      3,000,000   West Villages, FL Improvement District                      5.800     05/01/2036     3,079,470
----------------------------------------------------------------------------------------------------------------
      6,000,000   Westside FL Community Devel. District                       5.650     05/01/2037     6,084,180
----------------------------------------------------------------------------------------------------------------
        500,000   Winter Garden Village at Fowler Groves, FL
                  Community Devel. District Special Tax                       5.650     05/01/2037       510,280
----------------------------------------------------------------------------------------------------------------
      2,800,000   World Commerce, FL Community Devel. District
                  Special Assessment                                          6.500     05/01/2036     2,962,820
----------------------------------------------------------------------------------------------------------------
        500,000   Zephyr Ridge, FL Community Devel. District                  5.250     05/01/2013       500,575
----------------------------------------------------------------------------------------------------------------
      1,000,000   Zephyr Ridge, FL Community Devel. District                  5.625     05/01/2037     1,008,150
                                                                                                     -----------
                                                                                                     307,749,266


                      32 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
GEORGIA--3.8%
$    13,410,000   Athens, GA Area Facilities Corp. COP (GA Dept. of Labor)    5.000 %   06/15/2037   $13,327,797
----------------------------------------------------------------------------------------------------------------
     13,000,000   Atlanta, GA Devel. Authority Student Hsg.
                  (ADA/CAU Partners)                                          6.000     07/01/2036    14,000,870
----------------------------------------------------------------------------------------------------------------
      3,905,000   Atlanta, GA Devel. Authority Student Hsg.
                  (ADA/CAU Partners)                                          6.250     07/01/2024     4,320,922
----------------------------------------------------------------------------------------------------------------
      2,470,000   Atlanta, GA Devel. Authority Student Hsg.
                  (ADA/CAU Partners)                                          6.250     07/01/2036     2,714,184
----------------------------------------------------------------------------------------------------------------
      1,000,000   Atlanta, GA Tax Allocation (Eastside)                       5.400     01/01/2020     1,016,580
----------------------------------------------------------------------------------------------------------------
      2,500,000   Atlanta, GA Tax Allocation (Eastside)                       5.600     01/01/2030     2,548,525
----------------------------------------------------------------------------------------------------------------
      1,235,000   Atlanta, GA Tax Allocation (Princeton Lakes)                5.500     01/01/2031     1,239,891
----------------------------------------------------------------------------------------------------------------
         45,000   Clarke County, GA Hospital Authority
                  (Athens Regional Medical Center)                            5.000     01/01/2027        45,105
----------------------------------------------------------------------------------------------------------------
         45,000   Clarke County, GA Hospital Authority
                  (Athens Regional Medical Center)                            5.250     01/01/2029        46,418
----------------------------------------------------------------------------------------------------------------
         20,000   De Kalb County, GA Devel. Authority
                  (General Motors Corp.)                                      6.000     03/15/2021        20,004
----------------------------------------------------------------------------------------------------------------
      9,745,000   De Kalb County, GA Devel. Authority Public Purpose          5.500     12/10/2023     9,894,196
----------------------------------------------------------------------------------------------------------------
        995,000   De Kalb County, GA Hsg. Authority
                  (Alternative Hsg. Snapwoods)                                5.500     12/20/2032     1,019,437
----------------------------------------------------------------------------------------------------------------
      2,000,000   Fulton County, GA Residential Care Facilities
                  (Canterbury Court)                                          6.125     02/15/2034     2,048,080
----------------------------------------------------------------------------------------------------------------
         25,000   GA HFA (Hunters Grove)                                      5.850     01/01/2017        25,624
----------------------------------------------------------------------------------------------------------------
     11,260,000   GA Municipal Electric Authority 1,2                         6.500     01/01/2017    13,069,088
----------------------------------------------------------------------------------------------------------------
        500,000   GA Municipal Electric Authority, Series X                   6.500     01/01/2012       541,060
----------------------------------------------------------------------------------------------------------------
         50,000   Gainesville & Hall County, GA Hospital Authority
                  (Northeast Georgia Health Systems)                          5.500     05/15/2031        51,489
----------------------------------------------------------------------------------------------------------------
        280,000   Gordon County, GA Hospital Authority
                  (AHS-Sunbelt/AHS-GA Obligated Group)                        5.750     11/15/2025       285,998
----------------------------------------------------------------------------------------------------------------
         15,000   Gwinnett County, GA Hospital Authority
                  (Gwinnett Hospital System)                                  5.000     09/01/2019        15,009
----------------------------------------------------------------------------------------------------------------
        100,000   Private Colleges & University Authority, GA
                  (Mercer University)                                         5.375     10/01/2029       101,978
----------------------------------------------------------------------------------------------------------------
          5,000   Private Colleges & University Authority, GA
                  (Mercer University)                                         5.375     06/01/2031         5,091
----------------------------------------------------------------------------------------------------------------
        500,000   Savannah, GA EDA (Skidway Health & Living Services)         7.400     01/01/2024       525,180
----------------------------------------------------------------------------------------------------------------
      1,000,000   Savannah, GA EDA (Stone Container Corp.)                    8.125     07/01/2015     1,021,890
----------------------------------------------------------------------------------------------------------------
         30,000   Savannah, GA EDA (University Financing Foundation)          6.750     11/15/2020        32,871
----------------------------------------------------------------------------------------------------------------
        125,000   Savannah, GA EDA (University Financing Foundation)          6.750     11/15/2031       136,809
                                                                                                     -----------
                                                                                                      68,054,096
----------------------------------------------------------------------------------------------------------------
HAWAII--0.9%
         70,000   Hawaii County, HI Improvement District No. 17
                  (Kaloko Subdivision)                                        7.375    08/01/2011        72,654


                      33 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
HAWAII Continued
$    10,000,000   HI Airports System 1,2                                       6.000%   07/01/2020   $10,779,150
----------------------------------------------------------------------------------------------------------------
      4,200,000   HI Dept. of Budget & Finance Special Purpose
                  (Kahala Nui)                                                 8.000    11/15/2033     4,834,074
----------------------------------------------------------------------------------------------------------------
        500,000   HI Dept. of Budget & Finance Special Purpose
                  (Kahala Senior Living Community)                             7.875    11/15/2023       575,105
----------------------------------------------------------------------------------------------------------------
        125,000   HI Hsg. Finance & Devel. Corp. (Single Family Mtg.)          5.450    07/01/2017       128,603
                                                                                                     -----------
                                                                                                      16,389,586
----------------------------------------------------------------------------------------------------------------
IDAHO--2.5%
     17,125,000   ID Health Facilities Authority (Portneuf Medical             5.000    09/01/2035    17,308,869
                  Center) 1,2
----------------------------------------------------------------------------------------------------------------
         20,000   ID Hsg. Agency (Multifamily Hsg.)                            6.700    07/01/2024        20,020
----------------------------------------------------------------------------------------------------------------
      1,900,000   Madison County, ID Hospital (COP)                            5.250    09/01/2037     1,927,854
----------------------------------------------------------------------------------------------------------------
     16,855,000   Nez Perce County, ID Pollution Control
                  (Potlatch Corp.)                                             6.000    10/01/2024    17,148,614
----------------------------------------------------------------------------------------------------------------
      5,360,000   Pocatello, ID Devel. Authority Revenue Allocation
                  Tax Increment, Series A                                      6.000    08/01/2028     5,317,978
----------------------------------------------------------------------------------------------------------------
      2,980,000   Twin Falls, ID Urban Renewal Agency, Series A                5.450    08/01/2022     2,947,101
                                                                                                     -----------
                                                                                                      44,670,436
----------------------------------------------------------------------------------------------------------------
ILLINOIS--10.1%
      1,825,000   Bedford Park, IL Tax                                         5.125    12/30/2018     1,807,571
----------------------------------------------------------------------------------------------------------------
         75,000   Bryant, IL Pollution Control (Central Illinois Light
                  Company)                                                     5.900    08/01/2023        75,197
----------------------------------------------------------------------------------------------------------------
        355,000   Carol Stream, IL Tax (Geneva Crossing)                       5.000    12/30/2021       348,809
----------------------------------------------------------------------------------------------------------------
      1,000,000   Cary, IL Special Tax (Special Service Area No. 1)            5.000    03/01/2030     1,009,440
----------------------------------------------------------------------------------------------------------------
      2,000,000   Cary, IL Special Tax (Special Service Area No. 2)            5.000    03/01/2030     2,018,880
----------------------------------------------------------------------------------------------------------------
         65,000   Chicago, IL Board of Education (Chicago School Reform)       5.250    12/01/2030        67,058
----------------------------------------------------------------------------------------------------------------
      1,515,000   Chicago, IL GO 5                                             5.125    01/01/2025     1,533,195
----------------------------------------------------------------------------------------------------------------
     10,030,000   Chicago, IL Midway Airport                                   5.500    01/01/2029    10,193,790
----------------------------------------------------------------------------------------------------------------
     31,245,000   Chicago, IL O'Hare International Airport
                  (American Airlines)                                          8.200    12/01/2024    32,088,615
----------------------------------------------------------------------------------------------------------------
         50,000   Chicago, IL O'Hare International Airport
                  (Passenger Facility Charge)                                  5.625    01/01/2014        51,066
----------------------------------------------------------------------------------------------------------------
      5,000,000   Chicago, IL Tax (Pilsen Redevel.)                            6.750    06/01/2022     5,216,850
----------------------------------------------------------------------------------------------------------------
         50,000   Chicago, IL Waterworks                                       5.000    11/01/2025        50,837
----------------------------------------------------------------------------------------------------------------
         20,000   Cook County, IL (Jewish Federation)                          6.000    08/15/2022        20,432
----------------------------------------------------------------------------------------------------------------
      2,400,000   Cook County, IL Community School District GO                 7.125    06/01/2024     3,006,816
----------------------------------------------------------------------------------------------------------------
      1,125,000   Cortland, IL Special Tax (Sheaffer System)                   5.500    03/01/2017     1,126,283
----------------------------------------------------------------------------------------------------------------
        500,000   Deerfield, IL Educational Facilities
                  (Chicagoland Jewish High School)                             6.000    05/01/2041       503,795
----------------------------------------------------------------------------------------------------------------
        270,000   Du Page County, IL Special Service Area No. 31
                  Special Tax (Monarch Landing)                                5.400    03/01/2016       271,110
----------------------------------------------------------------------------------------------------------------
        320,000   Du Page County, IL Special Service Area No. 31
                  Special Tax (Monarch Landing)                                5.625    03/01/2036       321,818


                      34 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$       130,000   IL Devel. Finance Authority Pollution Control
                  (Central Illinois Public Service Company)                    5.700%   08/15/2026   $   130,179
----------------------------------------------------------------------------------------------------------------
     12,250,000   IL Devel. Finance Authority Pollution Control
                  (Central Illinois Public Service Company)                    5.950    08/15/2026    12,443,918
----------------------------------------------------------------------------------------------------------------
        330,000   IL Devel. Finance Authority Pollution Control
                  (Illinois Power Company)                                     5.400    03/01/2028       330,333
----------------------------------------------------------------------------------------------------------------
        300,000   IL Devel. Finance Authority Pollution Control
                  (Illinois Power Company)                                     5.400    03/01/2028       300,303
----------------------------------------------------------------------------------------------------------------
      1,625,000   IL Educational Facilities Authority (Augustana
                  College)                                                     5.625    10/01/2022     1,699,246
----------------------------------------------------------------------------------------------------------------
      3,000,000   IL Educational Facilities Authority (Augustana
                  College)                                                     5.700    10/01/2032     3,099,900
----------------------------------------------------------------------------------------------------------------
      1,125,000   IL Educational Facilities Authority
                  (Educational Advancement Fund)                               6.250    05/01/2034     1,140,784
----------------------------------------------------------------------------------------------------------------
      4,715,000   IL Educational Facilities Authority
                  (Northwestern University)                                    5.000    12/01/2038     4,794,542
----------------------------------------------------------------------------------------------------------------
      1,450,000   IL Educational Facilities Authority
                  (Plum Creek Rolling Meadows)                                 6.500    12/01/2037     1,448,869
----------------------------------------------------------------------------------------------------------------
      1,920,000   IL Finance Authority (Bethel Terrace Apartments)             5.125    09/01/2025     1,867,526
----------------------------------------------------------------------------------------------------------------
      1,750,000   IL Finance Authority (Clare Oaks)                            6.000    11/15/2039     1,754,603
----------------------------------------------------------------------------------------------------------------
      2,000,000   IL Finance Authority (Friendship Village Schaumburg)         5.375    02/15/2025     2,007,420
----------------------------------------------------------------------------------------------------------------
      2,000,000   IL Finance Authority (Friendship Village Schaumburg)         5.625    02/15/2037     2,016,800
----------------------------------------------------------------------------------------------------------------
        500,000   IL Finance Authority (Luther Oaks)                           5.700    08/15/2028       500,510
----------------------------------------------------------------------------------------------------------------
        500,000   IL Finance Authority (Luther Oaks)                           6.000    08/15/2039       510,795
----------------------------------------------------------------------------------------------------------------
      5,000,000   IL Finance Authority (Lutheran Hillside Village) 3           5.250    02/01/2037     5,088,500
----------------------------------------------------------------------------------------------------------------
      1,000,000   IL Finance Authority (Lutheran Social Services
                  of Illinois/Vesper Management Corp. Obligated Group)         5.125    08/15/2028       968,540
----------------------------------------------------------------------------------------------------------------
      3,000,000   IL Finance Authority Student Hsg.
                  (MJH Education Assistance)                                   5.125    06/01/2035     2,997,540
----------------------------------------------------------------------------------------------------------------
      5,000,000   IL Health Facilities Authority
                  (Covenant Retirement Communities)                            5.625    12/01/2032     5,283,250
----------------------------------------------------------------------------------------------------------------
      1,755,000   IL Health Facilities Authority (Edward Hospital)             6.000    02/15/2019     1,787,906
----------------------------------------------------------------------------------------------------------------
      4,000,000   IL Health Facilities Authority (Lake Forest Hospital)        6.000    07/01/2033     4,322,240
----------------------------------------------------------------------------------------------------------------
      1,410,000   IL Health Facilities Authority
                  (Rush-Presbyterian-St. Luke's Medical Center)                5.500    11/15/2025     1,422,859
----------------------------------------------------------------------------------------------------------------
     14,000,000   IL Health Facilities Authority (Sinai Health
                  System) 1,2                                                  5.100    08/15/2033    14,269,010
----------------------------------------------------------------------------------------------------------------
         75,000   IL Hsg. Devel. Authority (Multifamily Hsg.)                  7.000    07/01/2017        75,861
----------------------------------------------------------------------------------------------------------------
         90,000   IL Hsg. Devel. Authority (Multifamily Hsg.), Series
                  1991-A                                                       8.250    07/01/2016        94,271
----------------------------------------------------------------------------------------------------------------
         15,000   IL Hsg. Devel. Authority (Multifamily Hsg.), Series A        6.125    07/01/2025        15,014
----------------------------------------------------------------------------------------------------------------
         50,000   IL Hsg. Devel. Authority (Multifamily)                       6.100    07/01/2028        50,039
----------------------------------------------------------------------------------------------------------------
        145,000   IL Metropolitan Pier & Exposition Authority                  5.250    06/15/2027       147,733
----------------------------------------------------------------------------------------------------------------
     10,000,000   IL Metropolitan Pier & Exposition Authority
                  (McCormick Place Expansion) 1,2                              5.000    12/15/2028    10,247,700
----------------------------------------------------------------------------------------------------------------
        160,000   Lake County, IL HFC, Series A                                6.700    11/01/2014       160,227


                      35 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                             VALUE
         AMOUNT                                                                COUPON     MATURITY     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$     3,740,000   Lakemoor Village, IL Special Tax                             5.000%   03/01/2027   $  3,812,593
-----------------------------------------------------------------------------------------------------------------
      2,725,000   Lincolnshire, IL Special Service Area No. 1 Special
                  Tax (Sedgebrook)                                             6.250    03/01/2034      2,873,867
-----------------------------------------------------------------------------------------------------------------
      3,000,000   Lombard, IL Public Facilities Corp.
                  (Conference Center & Hotel) 5                                5.250    01/01/2025      3,134,730
-----------------------------------------------------------------------------------------------------------------
     13,330,000   Lombard, IL Public Facilities Corp.
                  (Conference Center & Hotel)                                  5.250    01/01/2036     13,856,402
-----------------------------------------------------------------------------------------------------------------
      3,000,000   Lombard, IL Public Facilities Corp.
                  (Conference Center & Hotel)                                  5.500    01/01/2030      3,153,990
-----------------------------------------------------------------------------------------------------------------
      1,575,000   Lombard, IL Public Facilities Corp.
                  (Conference Center & Hotel)                                  5.500    01/01/2036      1,644,930
-----------------------------------------------------------------------------------------------------------------
      3,000,000   Lombard, IL Public Facilities Corp.
                  (Conference Center & Hotel)                                  7.125    01/01/2036      3,188,460
-----------------------------------------------------------------------------------------------------------------
      1,250,000   Plano, IL Special Service Area No. 5                         6.000    03/01/2036      1,262,938
-----------------------------------------------------------------------------------------------------------------
         40,000   Quincy, IL (Blessing Hospital)                               6.000    11/15/2018         40,041
-----------------------------------------------------------------------------------------------------------------
        500,000   Schaumburg, IL Multifamily Hsg. (Plum Grove)                 6.050    02/01/2031        518,430
-----------------------------------------------------------------------------------------------------------------
      4,000,000   Volo Village, IL Special Service Area (Remington
                  Pointe)                                                      6.450    03/01/2034      4,190,360
-----------------------------------------------------------------------------------------------------------------
      1,825,000   Yorkville, IL United City Special Services Area
                  Special Tax (Bristol Bay)                                    5.875    03/01/2036      1,799,706
-----------------------------------------------------------------------------------------------------------------
      1,750,000   Yorkville, IL United City Special Services Area
                  Special Tax (Raintree Village II)                            6.250    03/01/2035      1,834,823
                                                                                                     ------------
                                                                                                      181,999,250
-----------------------------------------------------------------------------------------------------------------
INDIANA--2.2%
      4,815,000   Boone County, IN Redevel. Commission, Series A               5.250    02/01/2034      4,940,479
-----------------------------------------------------------------------------------------------------------------
      1,600,000   Hamilton County, IN Redevel. District (Thomas
                  Electrics)                                                   5.100    02/01/2031      1,577,760
-----------------------------------------------------------------------------------------------------------------
         25,000   IN Devel. Finance Authority (USX Corp.)                      5.600    12/01/2032         25,743
-----------------------------------------------------------------------------------------------------------------
        180,000   IN Devel. Finance Authority (USX Corp.)                      6.150    07/15/2022        185,254
-----------------------------------------------------------------------------------------------------------------
         30,000   IN Health Facility Financing Authority                       5.250    07/01/2022         30,623
-----------------------------------------------------------------------------------------------------------------
         15,000   IN Health Facility Financing Authority
                  (Deaconess Hospital)                                         5.500    03/01/2029         15,353
-----------------------------------------------------------------------------------------------------------------
         15,000   IN HFA (Single Family Mtg.)                                  6.800    01/01/2017         15,360
-----------------------------------------------------------------------------------------------------------------
         25,000   IN Municipal Power Agency, Series A                          5.300    01/01/2023         25,267
-----------------------------------------------------------------------------------------------------------------
     13,000,000   Indianapolis, IN Local Public Improvement Bond
                  Bank 1,2                                                     5.250    07/01/2033     13,972,140
-----------------------------------------------------------------------------------------------------------------
      1,605,000   Marion, IN Redevel. District County Optional Income
                  Tax                                                          5.250    01/15/2025      1,680,226
-----------------------------------------------------------------------------------------------------------------
      6,820,000   Nobelsville, IN Redevel. Authority (146th Street
                  Extension) 3                                                 5.250    02/01/2030      7,069,748
-----------------------------------------------------------------------------------------------------------------
      4,750,000   North Manchester, IN (Estelle Peabody Memorial Home)         7.125    07/01/2022      4,956,910
-----------------------------------------------------------------------------------------------------------------
         65,000   Petersburg, IN Pollution Control
                  (Indianapolis Power & Light Company)                         5.400    08/01/2017         67,347
-----------------------------------------------------------------------------------------------------------------
      1,625,000   Petersburg, IN Pollution Control
                  (Indianapolis Power & Light Company)                         6.625    12/01/2024      1,656,915
-----------------------------------------------------------------------------------------------------------------
     1,195,000    Portage, IN Economic Devel. (Ameriplex)                      5.000    07/15/2023      1,188,212


                      36 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INDIANA Continued
$     1,000,000   Portage, IN Economic Devel. (Ameriplex)                      5.000%   01/15/2027   $   982,380
----------------------------------------------------------------------------------------------------------------
        240,000   St. Joseph County, IN Economic Devel.
                  (Holy Cross Village Notre Dame)                              6.000    05/15/2038       248,782
----------------------------------------------------------------------------------------------------------------
      1,400,000   Vanderburgh County, IN Redevel. Commission                   5.250    02/01/2031     1,437,814
                                                                                                     -----------
                                                                                                      40,076,313
----------------------------------------------------------------------------------------------------------------
IOWA--3.4%
        400,000   Bremer County, IA Retirement Facilities
                  (Bartels Lutheran)                                           5.125    11/15/2020       398,604
----------------------------------------------------------------------------------------------------------------
        700,000   Bremer County, IA Retirement Facilities
                  (Bartels Lutheran)                                           5.375    11/15/2027       702,478
----------------------------------------------------------------------------------------------------------------
        250,000   Coralville, IA Urban Renewal                                 5.750    06/01/2028       251,638
----------------------------------------------------------------------------------------------------------------
        250,000   Coralville, IA Urban Renewal                                 6.000    06/01/2036       253,718
----------------------------------------------------------------------------------------------------------------
        750,000   IA Finance Authority (Amity Fellowserve)                     6.500    10/01/2036       756,308
----------------------------------------------------------------------------------------------------------------
         50,000   IA Finance Authority (Boys & Girls Home
                  & Family Services)                                           6.250    12/01/2028        51,662
----------------------------------------------------------------------------------------------------------------
        325,000   IA Finance Authority (Mercy Health Services)                 5.250    08/15/2027       332,176
----------------------------------------------------------------------------------------------------------------
      1,235,000   IA Finance Authority Health Facilities
                  (Care Initiatives) 3                                         5.500    07/01/2025     1,270,111
----------------------------------------------------------------------------------------------------------------
        500,000   IA Finance Authority Retirement Community
                  (Friendship Haven)                                           5.750    11/15/2019       502,000
----------------------------------------------------------------------------------------------------------------
      1,000,000   IA Finance Authority Retirement Community
                  (Friendship Haven)                                           6.000    11/15/2024     1,011,400
----------------------------------------------------------------------------------------------------------------
        900,000   IA Finance Authority Retirement Community
                  (Friendship Haven)                                           6.125    11/15/2032       911,097
----------------------------------------------------------------------------------------------------------------
      4,185,000   IA Higher Education Loan Authority (Wartburg College)        5.250    10/01/2030     4,188,390
----------------------------------------------------------------------------------------------------------------
      3,000,000   IA Higher Education Loan Authority (Wartburg College)        5.300    10/01/2037     2,988,420
----------------------------------------------------------------------------------------------------------------
         20,000   IA State University Science & Technology
                  (Academic Building)                                          5.500    07/01/2015        20,026
----------------------------------------------------------------------------------------------------------------
        210,000   IA Tobacco Settlement Authority                              5.500    06/01/2042       214,028
----------------------------------------------------------------------------------------------------------------
         25,000   IA Tobacco Settlement Authority                              5.625    06/01/2046        25,734
----------------------------------------------------------------------------------------------------------------
     46,250,000   IA Tobacco Settlement Authority (TASC) 1,2                   5.625    06/01/2046    47,613,194
----------------------------------------------------------------------------------------------------------------
         30,000   Iowa City, IA Sewer                                          5.750    07/01/2021        30,046
                                                                                                     -----------
                                                                                                      61,521,030
----------------------------------------------------------------------------------------------------------------
KANSAS--0.4%
      1,730,000   Hays, KS Sales Tax                                           6.000    01/01/2025     1,741,712
----------------------------------------------------------------------------------------------------------------
      2,735,000   KS Devel. Finance Authority (Luther Gardens)                 5.600    05/20/2034     2,928,912
----------------------------------------------------------------------------------------------------------------
         70,000   La Cygne, KS Pollution Control
                  (Kansas Gas & Electric Company)                              5.100    03/01/2023        70,055
----------------------------------------------------------------------------------------------------------------
      2,500,000   Pittsburgh, KS Special Obligation
                  (North Broadway Redevel.)                                    4.900    04/01/2024     2,457,775
                                                                                                     -----------
                                                                                                       7,198,454
----------------------------------------------------------------------------------------------------------------
KENTUCKY--0.4%
      580,000     Boone County, KY Pollution Control
                  (Dayton Power & Light Company)                               6.500    11/15/2022       585,243


                      37 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                 COUPON    MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
KENTUCKY Continued
$       970,000   Kenton County, KY Airport Special Facilities
                  (Delta Airlines) 7                                            7.250%  02/01/2022   $   525,197
----------------------------------------------------------------------------------------------------------------
        215,000   KY EDFA (St. Claire Medical Center)                           5.625   09/01/2021       215,275
----------------------------------------------------------------------------------------------------------------
      2,500,000   Louisville & Jefferson County, KY Metropolitan
                  Government (AHSI/AOLM Obligated Group)                        5.000   10/01/2035     2,516,875
----------------------------------------------------------------------------------------------------------------
      3,790,000   Muhlenberg County, KY Hospital
                  (Muhlenberg Community Hospital)                               6.750   07/01/2010     3,872,698
                                                                                                     -----------
                                                                                                       7,715,288
----------------------------------------------------------------------------------------------------------------
LOUISIANA--2.6%
      5,010,000   Calcasieu Parish, LA Industrial Devel. Board (Olin Corp.)     6.625   02/01/2016     5,362,854
----------------------------------------------------------------------------------------------------------------
         10,000   Calcasieu Parish, LA Industrial Devel. Board
                  Pollution Control (Entergy Gulf States)                       5.450   07/01/2010        10,048
----------------------------------------------------------------------------------------------------------------
         60,000   Epps, LA COP 8                                                8.000   06/01/2018        61,809
----------------------------------------------------------------------------------------------------------------
      1,000,000   LA Local Government EF&CD Authority
                  (Bellemont Apartments)                                        6.000   09/01/2022     1,033,060
----------------------------------------------------------------------------------------------------------------
      1,750,000   LA Local Government EF&CD Authority
                  (Bellemont Apartments)                                        6.000   09/01/2027     1,795,080
----------------------------------------------------------------------------------------------------------------
      3,825,000   LA Local Government EF&CD Authority
                  (Bellemont Apartments)                                        6.000   09/01/2035     3,893,888
----------------------------------------------------------------------------------------------------------------
        865,000   LA Local Government EF&CD Authority
                  (Bellemont Apartments)                                        7.500   09/01/2016       900,569
----------------------------------------------------------------------------------------------------------------
      1,510,000   LA Local Government EF&CD Authority
                  (Capital Projects and Equipment)                              6.550   09/01/2025     1,675,843
----------------------------------------------------------------------------------------------------------------
      6,155,000   LA Local Government EF&CD Authority
                  (Oakleigh Apartments) Series A                                6.375   06/01/2038     6,457,026
----------------------------------------------------------------------------------------------------------------
      1,235,000   LA Local Government EF&CD Authority
                  (Oakleigh Apartments), Series A                               7.500   06/01/2038     1,291,118
----------------------------------------------------------------------------------------------------------------
         25,000   LA Public Facilities Authority (Dillard University)           5.300   08/01/2026        26,186
----------------------------------------------------------------------------------------------------------------
        305,000   LA Tobacco Settlement Financing Corp. (TASC)                  5.875   05/15/2039       320,009
----------------------------------------------------------------------------------------------------------------
     21,390,000   LA Tobacco Settlement Financing Corp. (TASC) 1,2              5.875   05/15/2039    22,545,943
----------------------------------------------------------------------------------------------------------------
         50,000   New Orleans, LA Aviation Board
                  (Passenger Facility Charge)                                   6.000   09/01/2019        50,066
----------------------------------------------------------------------------------------------------------------
        135,000   New Orleans, LA Exhibit Hall Special Tax
                  (Ernest N. Morial)                                            5.500   07/15/2018       136,512
----------------------------------------------------------------------------------------------------------------
        140,000   New Orleans, LA Exhibit Hall Special Tax
                  (Ernest N. Morial)                                            5.600   07/15/2025       141,579
----------------------------------------------------------------------------------------------------------------
        250,000   New Orleans, LA GO                                            5.500   12/01/2021       269,530
----------------------------------------------------------------------------------------------------------------
        160,000   Orleans Parish, LA School Board                               5.375   09/01/2018       160,115
----------------------------------------------------------------------------------------------------------------
        300,000   Pointe Coupee Parish, LA Pollution Control
                  (Gulf State Utilities Company)                                6.700   03/01/2013       301,482
----------------------------------------------------------------------------------------------------------------
        500,000   St. Tammany Parish, LA Hospital Service District              5.000   07/01/2022       499,705


                      38 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                 COUPON    MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$        25,000   West Feliciana Parish, LA Pollution Control
                  (Entergy Gulf States)                                         7.000%  11/01/2015   $    25,275
                                                                                                     -----------
                                                                                                      46,957,697
----------------------------------------------------------------------------------------------------------------
MAINE--0.0%
         35,000   ME H&HEFA (University of New England)                         5.750   07/01/2023        35,026
----------------------------------------------------------------------------------------------------------------
MARYLAND--1.7%
         10,000   Baltimore, MD City Hsg. Corp.                                 7.750   10/01/2009        10,017
----------------------------------------------------------------------------------------------------------------
      1,000,000   Baltimore, MD Convention Center 5                             5.875   09/01/2039     1,046,330
----------------------------------------------------------------------------------------------------------------
         65,000   Baltimore, MD Pollution Control (General Motors Corp.)        5.350   04/01/2008        64,617
----------------------------------------------------------------------------------------------------------------
      7,785,000   Frederick County, MD Education Facilities
                  (Mount St. Mary University)                                   5.625   09/01/2038     8,091,262
----------------------------------------------------------------------------------------------------------------
         25,000   MD EDC Student Hsg. (Allegheny College Hsg.)                  5.750   09/01/2020        26,449
----------------------------------------------------------------------------------------------------------------
         40,000   MD EDC Student Hsg. (Allegheny College Hsg.)                  6.000   09/01/2032        42,548
----------------------------------------------------------------------------------------------------------------
      5,100,000   MD EDC Student Hsg. (Bowie State University)                  5.375   06/01/2033     4,770,336
----------------------------------------------------------------------------------------------------------------
        620,000   MD EDC Student Hsg. (Collegiate Hsg. Foundation)              5.750   06/01/2029       634,756
----------------------------------------------------------------------------------------------------------------
        755,000   MD EDC Student Hsg. (Collegiate Hsg. Foundation)              6.000   06/01/2030       783,615
----------------------------------------------------------------------------------------------------------------
      1,535,000   MD EDC Student Hsg. (Morgan State University)                 6.000   07/01/2022     1,553,696
----------------------------------------------------------------------------------------------------------------
      2,000,000   MD EDC Student Hsg. (University of Maryland)                  5.625   10/01/2023     1,923,220
----------------------------------------------------------------------------------------------------------------
      3,500,000   MD EDC Student Hsg. (University of Maryland)                  5.750   10/01/2033     3,344,775
----------------------------------------------------------------------------------------------------------------
         65,000   MD EDC Student Hsg.
                  (University Village at Sheppard Pratt)                        6.000   07/01/2033        69,112
----------------------------------------------------------------------------------------------------------------
      4,115,000   MD H&EFA (Vivista Medical Center)                             5.000   07/01/2037     4,171,211
----------------------------------------------------------------------------------------------------------------
        145,000   MD H&HEFA (Doctors Community Hospital)                        5.500   07/01/2024       145,070
----------------------------------------------------------------------------------------------------------------
        750,000   MD H&HEFA (Edenwald)                                          5.200   01/01/2024       756,503
----------------------------------------------------------------------------------------------------------------
        250,000   MD H&HEFA (Edenwald)                                          5.400   01/01/2031       254,658
----------------------------------------------------------------------------------------------------------------
        250,000   MD H&HEFA (Edenwald)                                          5.400   01/01/2037       254,270
----------------------------------------------------------------------------------------------------------------
         65,000   MD H&HEFA (Johns Hopkins Hospital)                            5.375   07/01/2020        66,377
----------------------------------------------------------------------------------------------------------------
         20,000   MD H&HEFA (Medstar Health)                                    5.500   08/15/2033        20,877
----------------------------------------------------------------------------------------------------------------
         45,000   MD H&HEFA (Montgomery General Hospital)                       5.625   07/01/2018        45,061
----------------------------------------------------------------------------------------------------------------
         50,000   MD H&HEFA (S&EPF/SPHS/SPI/SPPP Obligated Group)               5.250   07/01/2035        51,303
----------------------------------------------------------------------------------------------------------------
         25,000   MD Industrial Devel. Financing Authority
                  (Bon Secours Health Systems)                                  5.500   08/15/2024        25,279
----------------------------------------------------------------------------------------------------------------
        100,000   MD Industrial Devel. Financing Authority
                  (Our Lady of Good Counsel)                                    5.500   05/01/2020       104,112
----------------------------------------------------------------------------------------------------------------
        150,000   MD Industrial Devel. Financing Authority
                  (Our Lady of Good Counsel)                                    6.000   05/01/2035       158,390
----------------------------------------------------------------------------------------------------------------
        250,000   MD Stadium Authority (Convention Center Expansion)            5.875   12/15/2013       251,868
----------------------------------------------------------------------------------------------------------------
        125,000   MD Stadium Authority Sports Facility                          5.750   03/01/2018       126,435
----------------------------------------------------------------------------------------------------------------
        195,000   MD Stadium Authority Sports Facility                          5.800   03/01/2026       197,155
----------------------------------------------------------------------------------------------------------------
      1,250,000   Prince Georges County, MD Special District
                  (Victoria Falls)                                              5.250   07/01/2035     1,245,325
                                                                                                     -----------
                                                                                                      30,234,627


                      39 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.3%
$        70,000   Boston, MA Industrial Devel. Financing Authority
                  (Boston Alzheimers Center, Inc.)                           5.900%     02/01/2022   $    72,030
----------------------------------------------------------------------------------------------------------------
        100,000   MA Devel. Finance Agency (Boston Biomedical Research)      5.750      02/01/2029       103,253
----------------------------------------------------------------------------------------------------------------
      1,850,000   MA Devel. Finance Agency (Curry College)                   5.000      03/01/2035     1,850,555
----------------------------------------------------------------------------------------------------------------
        800,000   MA Devel. Finance Agency (Eastern Nazarene College)        5.625      04/01/2019       813,368
----------------------------------------------------------------------------------------------------------------
      2,000,000   MA Devel. Finance Agency (Eastern Nazarene College)        5.625      04/01/2029     2,022,280
----------------------------------------------------------------------------------------------------------------
        260,000   MA Devel. Finance Agency (Evergreen Center)                5.500      01/01/2035       261,204
----------------------------------------------------------------------------------------------------------------
        610,000   MA Devel. Finance Agency
                  (Loomis House/Loomis Communities Obligated Group)          5.750      07/01/2023       616,588
----------------------------------------------------------------------------------------------------------------
         50,000   MA Devel. Finance Agency
                  (Northern Berkshire Community Services)                    6.250      08/15/2029        52,092
----------------------------------------------------------------------------------------------------------------
      1,825,000   MA Devel. Finance Agency
                  (Pacific Rim Charter Public School)                        5.125      06/01/2031     1,854,474
----------------------------------------------------------------------------------------------------------------
        900,000   MA Devel. Finance Agency
                  (Pharmacy & Allied Health Sciences)                        5.750      07/01/2033       946,044
----------------------------------------------------------------------------------------------------------------
      1,000,000   MA Devel. Finance Agency
                  (Seven Hills Foundation & Affiliates)                      5.000      09/01/2035     1,014,910
----------------------------------------------------------------------------------------------------------------
      1,250,000   MA Devel. Finance Agency (Symmes Life Care)                5.000      03/01/2035     1,269,263
----------------------------------------------------------------------------------------------------------------
         25,000   MA H&EFA (Beverly Hospital Corp.)                          5.250      07/01/2023        25,020
----------------------------------------------------------------------------------------------------------------
         30,000   MA H&EFA (Boston College)                                  5.250      06/01/2023        30,030
----------------------------------------------------------------------------------------------------------------
      3,845,000   MA H&EFA (Emerson Hospital)                                5.000      08/15/2035     3,885,334
----------------------------------------------------------------------------------------------------------------
      1,400,000   MA H&EFA (Nichols College)                                 6.125      10/01/2029     1,470,490
----------------------------------------------------------------------------------------------------------------
        150,000   MA H&EFA (Schepens Eye Research Institute)                 6.500      07/01/2028       161,996
----------------------------------------------------------------------------------------------------------------
         60,000   MA H&EFA (VC/TC/FRS/VCS Obligated Group)                   5.300      11/15/2028        60,900
----------------------------------------------------------------------------------------------------------------
     14,045,000   MA H&EFA (Emerson Hospital) 1,2                            5.000      08/15/2025    14,315,761
----------------------------------------------------------------------------------------------------------------
         30,000   MA Industrial Finance Agency (Babson College)              5.250      10/01/2027        30,948
----------------------------------------------------------------------------------------------------------------
        690,000   MA Industrial Finance Agency (St. John's High School)      5.350      06/01/2028       708,009
----------------------------------------------------------------------------------------------------------------
      7,560,000   MA Turnpike Authority, Series B                            5.125      01/01/2037     7,697,970
----------------------------------------------------------------------------------------------------------------
      1,510,000   MA Turnpike Authority, Series B                            5.250      01/01/2029     1,546,753
                                                                                                     -----------
                                                                                                      40,809,272
----------------------------------------------------------------------------------------------------------------
    MICHIGAN--2.3%
         50,000   Byron Center, MI Public Schools                            5.000      05/01/2024        50,674
----------------------------------------------------------------------------------------------------------------
         30,000   Clare County, MI Sewer Disposal System                     5.850      11/01/2021        30,988
----------------------------------------------------------------------------------------------------------------
        145,000   Dearborn, MI Economic Devel. Corp.
                  (OHC/UC Obligated Group)                                   5.875      11/15/2025       148,125
----------------------------------------------------------------------------------------------------------------
         40,000   Dearborn, MI EDC (OHC/UC Obligated Group)                  5.750      11/15/2015        40,795
----------------------------------------------------------------------------------------------------------------
      1,000,000   Detroit, MI GO                                             5.000      04/01/2025     1,035,210
----------------------------------------------------------------------------------------------------------------
         10,000   Detroit, MI Local Devel. Finance Authority                 5.500      05/01/2021        10,225
----------------------------------------------------------------------------------------------------------------
         45,000   Detroit, MI Water Supply System, Series A                  5.000      07/01/2027        45,465
----------------------------------------------------------------------------------------------------------------
         25,000   Detroit, MI Wayne County Stadium Authority                 5.250      02/01/2027        25,631


                      40 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$        45,000   Detroit, MI Wayne County Stadium Authority                 5.500%     02/01/2017   $    46,253
----------------------------------------------------------------------------------------------------------------
      1,350,000   Dickinson County, MI Healthcare System                     5.500      11/01/2013     1,411,061
----------------------------------------------------------------------------------------------------------------
        130,000   Flint, MI Hospital Building Authority
                  (Hurley Medical Center)                                    5.375      07/01/2028       132,811
----------------------------------------------------------------------------------------------------------------
      2,470,000   Flint, MI Hospital Building Authority
                  (Hurley Medical Center)                                    6.000      07/01/2020     2,605,430
----------------------------------------------------------------------------------------------------------------
         25,000   Galesburg-Augusta, MI Community Schools GO                 5.500      05/01/2030        26,484
----------------------------------------------------------------------------------------------------------------
         25,000   Hamilton, MI Community School District                     5.000      05/01/2024        25,337
----------------------------------------------------------------------------------------------------------------
         50,000   Howell, MI Public Schools                                  5.000      05/01/2025        51,642
----------------------------------------------------------------------------------------------------------------
         60,000   John Tolfree, MI Health System Corp.                       6.000      09/15/2023        60,996
----------------------------------------------------------------------------------------------------------------
          5,000   Kalamazoo, MI Hospital Finance Authority
                  (Bronson Methodist Hospital)                               5.250      05/15/2018         5,143
----------------------------------------------------------------------------------------------------------------
        570,000   MI Hospital Finance Authority (Detroit Medical Group)      5.250      08/15/2027       584,934
----------------------------------------------------------------------------------------------------------------
      5,000,000   MI Hospital Finance Authority
                  (Henry Ford Health System)                                 5.250      11/15/2032     5,195,050
----------------------------------------------------------------------------------------------------------------
      7,000,000   MI Hospital Finance Authority
                  (Henry Ford Health System)                                 5.250      11/15/2046     7,214,480
----------------------------------------------------------------------------------------------------------------
         35,000   MI Hospital Finance Authority
                  (Mclaren Health Care Corp.)                                5.000      06/01/2028        35,460
----------------------------------------------------------------------------------------------------------------
         20,000   MI Hospital Finance Authority
                  (MidMichigan Obligated Group)                              5.375      06/01/2027        20,678
----------------------------------------------------------------------------------------------------------------
         10,000   MI Hospital Finance Authority
                  (OHC/OUH Obligated Group)                                  5.000      08/15/2018        10,236
----------------------------------------------------------------------------------------------------------------
         75,000   MI Hospital Finance Authority
                  (OHC/OUH Obligated Group)                                  5.000      08/15/2031        76,024
----------------------------------------------------------------------------------------------------------------
          5,000   MI Hospital Finance Authority
                  (Pontiac Osteopathic Hospital)                             6.000      02/01/2014         5,000
----------------------------------------------------------------------------------------------------------------
        265,000   MI Hospital Finance Authority (Port Huron
                  Hospital/Marwood Manor Nursing Home)                       5.500      07/01/2015       267,936
----------------------------------------------------------------------------------------------------------------
         10,000   MI Hospital Finance Authority
                  (Sisters of Mercy Health System)                           5.250      08/15/2021        10,010
----------------------------------------------------------------------------------------------------------------
         15,000   MI Hsg. Devel. Authority (Walled Lake Villa)               6.000      04/15/2018        15,361
----------------------------------------------------------------------------------------------------------------
      3,625,000   MI Job Devel. Authority Pollution Control
                  (General Motors Corp.)                                     5.550      04/01/2009     3,587,663
----------------------------------------------------------------------------------------------------------------
        385,000   MI Municipal Bond Authority                                5.500      11/01/2027       387,965
----------------------------------------------------------------------------------------------------------------
         30,000   MI Municipal Bond Authority                                6.000      12/01/2013        30,215
----------------------------------------------------------------------------------------------------------------
        150,000   MI Public Educational Facilities Authority
                 (Black River School)                                        5.800      09/01/2030       151,302
----------------------------------------------------------------------------------------------------------------
      1,155,000   MI Public Educational Facilities Authority (Old Redford)   6.000      12/01/2035     1,150,934
----------------------------------------------------------------------------------------------------------------
      9,815,000   MI Strategic Fund Pollution Control
                  (General Motors Corp.)                                     7.750 6    04/01/2008     9,815,000
----------------------------------------------------------------------------------------------------------------
         50,000   MI Trunk Line Dept. of Treasury                            5.000      11/01/2026        51,032


                      41 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                 VALUE
         AMOUNT                                                                COUPON        MATURITY      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$       250,000   Monroe County, MI Hospital Finance Authority
                  (Mercy Memorial Hospital Corp.)                               5.500%     06/01/2035     $   256,433
---------------------------------------------------------------------------------------------------------------------
        120,000   Mount Clemens, MI Hsg. Corp. (FHA Section 8),
                  Series A                                                      6.600      06/01/2022         124,129
---------------------------------------------------------------------------------------------------------------------
         80,000   Northern MI University                                        5.000      12/01/2025          81,506
---------------------------------------------------------------------------------------------------------------------
         15,000   Oakland County, MI Sewer Disposal
                  (White Lake Township)                                         6.000      05/01/2013          15,546
---------------------------------------------------------------------------------------------------------------------
        450,000   Plymouth, MI Educational Center Charter School
                  (Public School Academy)                                       5.375      11/01/2030         447,548
---------------------------------------------------------------------------------------------------------------------
      1,325,000   Plymouth, MI Educational Center Charter School
                  (Public School Academy)                                       5.625      11/01/2035       1,337,707
---------------------------------------------------------------------------------------------------------------------
      1,450,000   Pontiac, MI Tax Increment Finance Authority                   6.250      06/01/2022       1,551,863
---------------------------------------------------------------------------------------------------------------------
      2,475,000   Pontiac, MI Tax Increment Finance Authority                   6.375      06/01/2031       2,637,855
---------------------------------------------------------------------------------------------------------------------
         50,000   Reeths-Puffer, MI Schools                                     5.000      05/01/2025          50,199
---------------------------------------------------------------------------------------------------------------------
         40,000   Royal Oak, MI Hospital Finance Authority
                  (William Beaumont Hospital)                                   5.250      11/15/2031          41,348
---------------------------------------------------------------------------------------------------------------------
         10,000   Royal Oak, MI Hospital Finance Authority
                  (William Beaumont Hospital)                                   5.250      11/15/2035          10,323
---------------------------------------------------------------------------------------------------------------------
        100,000   Wayne County, MI Building Authority                           5.250      06/01/2016         102,106
---------------------------------------------------------------------------------------------------------------------
         70,000   Western MI University                                         5.125      11/15/2022          70,879
                                                                                                          -----------
                                                                                                           41,088,992
---------------------------------------------------------------------------------------------------------------------
MINNESOTA--1.8%
        125,000   Cuyuna Range, MN Hospital District Health Facilities          5.200      06/01/2025         125,518
---------------------------------------------------------------------------------------------------------------------
        250,000   Cuyuna Range, MN Hospital District Health Facilities          5.500      06/01/2035         252,243
---------------------------------------------------------------------------------------------------------------------
         50,000   Hastings, MN Health Care Facility (Regina Medical Center)     5.300      09/15/2028          50,461
---------------------------------------------------------------------------------------------------------------------
        500,000   Lake Crystal, MN Hsg. (Ecumen-Second Century) 3               5.700      09/01/2036         501,000
---------------------------------------------------------------------------------------------------------------------
        230,000   McLeod County, MN Commercial Devel.
                  (Southwest Minnesota Foundation)                              5.125      12/01/2031         229,335
---------------------------------------------------------------------------------------------------------------------
      1,000,000   Minneapolis, MN Tax Increment (St. Anthony Falls)             5.750      02/01/2027       1,017,960
---------------------------------------------------------------------------------------------------------------------
         20,000   MN HEFA (College of St. Benedict)                             5.350      03/01/2020          20,065
---------------------------------------------------------------------------------------------------------------------
      2,000,000   MN Municipal Power Agency                                     5.000      10/01/2030       2,030,000
---------------------------------------------------------------------------------------------------------------------
      7,385,000   MN Municipal Power Agency                                     5.000      10/01/2035       7,479,380
---------------------------------------------------------------------------------------------------------------------
      1,855,000   Pine City, MN Health Care & Hsg. (North Branch)               5.000      10/20/2047       1,919,851
---------------------------------------------------------------------------------------------------------------------
        250,000   Pine City, MN Health Care & Hsg. (North Branch)               6.000      10/20/2036         249,903
---------------------------------------------------------------------------------------------------------------------
        500,000   Pine City, MN Health Care & Hsg. (North Branch)               6.125      10/20/2047         500,245
---------------------------------------------------------------------------------------------------------------------
        250,000   St. Anthony, MN Hsg. & Redevel. Authority
                  (Silver Lake Village) 3                                       5.375      08/01/2021         251,293
---------------------------------------------------------------------------------------------------------------------
        250,000   St. Anthony, MN Hsg. & Redevel. Authority
                  (Silver Lake Village) 3                                       5.625      02/01/2031         251,738
---------------------------------------------------------------------------------------------------------------------
        660,000   St. Paul, MN Hsg. & Redevel. Authority
                  (Great Northern Lofts)                                        6.250      03/01/2029         697,099


                      42 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                 VALUE
         AMOUNT                                                                COUPON        MATURITY      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
MINNESOTA Continued
    $   125,000   St. Paul, MN Hsg. & Redevel. Authority
                  (St. Paul Ramsey Medical Center)                              5.500%     05/15/2013     $   125,155
---------------------------------------------------------------------------------------------------------------------
         25,000   St. Paul, MN Hsg. & Redevel. Authority
                  (St. Paul Ramsey Medical Center)                              5.550      05/15/2023          25,030
---------------------------------------------------------------------------------------------------------------------
      7,000,000   St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)        7.000      03/01/2029       7,530,600
---------------------------------------------------------------------------------------------------------------------
        570,000   St. Paul, MN Port Authority (Great Northern)                  6.000      03/01/2030         588,622
---------------------------------------------------------------------------------------------------------------------
        500,000   St. Paul, MN Port Authority (Healtheast Midway Campus)        6.000      05/01/2030         508,790
---------------------------------------------------------------------------------------------------------------------
        130,000   Washington County, MN Hsg. & Redevel. Authority
                  (Healtheast)                                                  5.500      11/15/2027         132,724
---------------------------------------------------------------------------------------------------------------------
      7,885,000   Washington County, MN Hsg. & Redevel. Authority
                  (Seasons Villas)                                              6.950      12/01/2023       8,069,351
                                                                                                          -----------
                                                                                                           32,556,363
---------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--0.7%
         80,000   Gulfport, MS Hospital Facility
                  (Memorial Hospital at Gulfport)                               5.750      07/01/2031          81,277
---------------------------------------------------------------------------------------------------------------------
         60,000   Lowndes County, MS Solid Waste Disposal
                  & Pollution Control (Weyerhaeuser Co.)                        6.800      04/01/2022          71,427
---------------------------------------------------------------------------------------------------------------------
      6,055,000   MS Business Finance Corp. (System Energy Resources)           5.875      04/01/2022       6,072,802
---------------------------------------------------------------------------------------------------------------------
      1,550,000   MS Business Finance Corp. (System Energy Resources)           5.900      05/01/2022       1,554,790
---------------------------------------------------------------------------------------------------------------------
      5,030,000   MS Home Corp. Hsg. (Valley State Student Hsg.)                5.500      12/01/2035       5,190,256
---------------------------------------------------------------------------------------------------------------------
        290,000   MS Hospital Equipment & Facilities Authority
                  (Rush Medical Foundation)                                     6.000      01/01/2016         295,554
                                                                                                          -----------
                                                                                                           13,266,106
---------------------------------------------------------------------------------------------------------------------
MISSOURI--3.1%
         20,000   Bates County, MO Hospital
                  (Bates County Memorial Hospital)                              5.650      03/01/2021          20,282
---------------------------------------------------------------------------------------------------------------------
        200,000   Belton, MO Tax Increment (Belton Town Center)                 5.625      03/01/2025         199,532
---------------------------------------------------------------------------------------------------------------------
        365,000   Branson, MO IDA (Branson Hills)                               7.050      05/01/2027         390,853
---------------------------------------------------------------------------------------------------------------------
      2,340,000   Branson, MO IDA (Branson Landing)                             5.250      06/01/2021       2,338,619
---------------------------------------------------------------------------------------------------------------------
        675,000   Broadway-Fairview, MO Transportation Devel. District
                  (Columbia)                                                    5.875      12/01/2031         680,657
---------------------------------------------------------------------------------------------------------------------
        270,000   Cameron, MO IDA Health Facilities
                  (Cameron Community Hospital)                                  6.375      12/01/2029         285,919
---------------------------------------------------------------------------------------------------------------------
        400,000   Chillicothe, MO Tax Increment (South U.S. 65)                 5.500      04/01/2021         397,780
---------------------------------------------------------------------------------------------------------------------
        400,000   Chillicothe, MO Tax Increment (South U.S. 65)                 5.625      04/01/2027         398,032
---------------------------------------------------------------------------------------------------------------------
        750,000   Hanley Road & North of Folk Ave, MO
                  Transportation District                                       5.400      10/01/2031         748,403
---------------------------------------------------------------------------------------------------------------------
     10,280,678   Hanley/Eager Road, MO Transportation Devel. District,
                  Series A                                                      7.750 4    12/01/2023       2,751,315
---------------------------------------------------------------------------------------------------------------------
     13,500,000   Hazelwood, MO Transportation Devel. District
                  (370/Missouri Bottom Road/Tausig Road)                        7.200      05/01/2033      14,775,615


                      43 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$     4,665,000   Johnson County, MO Hospital
                  (Western Missouri Medical Center)                             5.000%  06/01/2025   $ 4,786,850
----------------------------------------------------------------------------------------------------------------
      1,385,000   Kansas City, MO Tax (Briarcliff West)                         5.150   06/01/2016     1,396,274
----------------------------------------------------------------------------------------------------------------
      1,250,000   Kansas City, MO Tax Increment (Briarcliff West)               5.400   06/01/2024     1,263,688
----------------------------------------------------------------------------------------------------------------
      2,100,000   Maplewood, MO Tax (Maplewood South Redevel.)                  5.750   11/01/2026     2,134,944
----------------------------------------------------------------------------------------------------------------
        185,000   MO H&EFA (Freeman Health System)                              5.500   02/15/2024       186,258
----------------------------------------------------------------------------------------------------------------
        200,000   MO H&EFA (St. Lukes/Shawnee Mission Health System)            5.375   11/15/2026       204,614
----------------------------------------------------------------------------------------------------------------
         60,000   MO Hsg. Devel. Commission (Single Family Mtg.)                5.550   03/01/2029        60,927
----------------------------------------------------------------------------------------------------------------
        175,000   Ozark Centre, MO Transportation Devel. District               5.375   09/01/2032       173,056
----------------------------------------------------------------------------------------------------------------
      1,500,000   Raymore, MO Tax Increment                                     5.375   03/01/2020     1,494,210
----------------------------------------------------------------------------------------------------------------
      3,750,000   Raymore, MO Tax Increment                                     5.625   03/01/2028     3,747,488
----------------------------------------------------------------------------------------------------------------
      2,500,000   Richmond Heights, MO Tax Increment
                  & Transportation Sales Tax                                    5.625   11/01/2025     2,509,500
----------------------------------------------------------------------------------------------------------------
      9,000,000   St. Joseph, MO IDA (Living Community of St. Joseph)           7.000   08/15/2032     9,583,560
----------------------------------------------------------------------------------------------------------------
        250,000   St. Joseph, MO IDA (Shoppes at North Village)                 5.375   11/01/2024       249,115
----------------------------------------------------------------------------------------------------------------
      1,000,000   St. Joseph, MO IDA, Series B                                  5.375   11/01/2023       998,800
----------------------------------------------------------------------------------------------------------------
      1,000,000   St. Joseph, MO IDA, Series B                                  5.500   11/01/2027     1,001,550
----------------------------------------------------------------------------------------------------------------
        150,000   St. Louis County, MO IDA (Multifamily Hsg.)                   5.950   03/20/2031       153,606
----------------------------------------------------------------------------------------------------------------
         25,000   St. Louis County, MO IDA (Waterford)                          5.400   12/01/2028        25,006
----------------------------------------------------------------------------------------------------------------
        486,000   St. Louis, MO Tax Increment
                  (1505 Missouri Avenue Redevel.)                               6.000   08/04/2025       484,090
----------------------------------------------------------------------------------------------------------------
        545,000   St. Louis, MO Tax Increment (Printers Lofts)                  6.000   08/21/2026       551,077
----------------------------------------------------------------------------------------------------------------
      1,930,000   St. Louis, MO Tax Increment Financing                         5.500   03/09/2027     1,811,402
                                                                                                     -----------
                                                                                                      55,803,022
----------------------------------------------------------------------------------------------------------------
MONTANA--0.2%
      3,200,000   Forsyth, MT Pollution Control (Northwestern Corp.)            4.650   08/01/2023     3,202,784
----------------------------------------------------------------------------------------------------------------
         15,000   MT Board of Hsg., Series A                                    5.200   08/01/2029        14,765
----------------------------------------------------------------------------------------------------------------
        375,000   MT Facilities Finance Authority (St. John's Lutheran) 3       6.000   05/15/2025       380,505
----------------------------------------------------------------------------------------------------------------
        500,000   MT Facilities Finance Authority (St. John's Lutheran) 3       6.125   05/15/2036       508,370
                                                                                                     -----------
                                                                                                       4,106,424
----------------------------------------------------------------------------------------------------------------
NEBRASKA--0.2%
      3,980,000   NE Educational Facilities Authority
                  (Midland Lutheran College)                                    5.600   09/15/2029     3,952,697
----------------------------------------------------------------------------------------------------------------
NEVADA--0.8%
      2,220,000   Clark County, NV Economic Devel.
                  (Alexander Dawson School at Rainbow Mountain)                 5.375   05/15/2033     2,294,992
----------------------------------------------------------------------------------------------------------------
      1,000,000   Director of the State of NV Dept. of Business & Industry
                  (Las Ventanas Retirement)                                     7.000   11/15/2034     1,007,090
----------------------------------------------------------------------------------------------------------------
      6,200,000   Las Vegas, NV Paiute Tribe, Series A                          6.625   11/01/2017     6,853,108


                      44 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
NEVADA Continued
$       100,000   Mesquite, NV Special Improvement District
                  (Canyon Creek)                                                5.200%  08/01/2016   $    97,799
----------------------------------------------------------------------------------------------------------------
        145,000   Mesquite, NV Special Improvement District
                  (Canyon Creek)                                                5.250   08/01/2017       142,213
----------------------------------------------------------------------------------------------------------------
        300,000   Mesquite, NV Special Improvement District
                  (Canyon Creek)                                                5.300   08/01/2018       292,341
----------------------------------------------------------------------------------------------------------------
      2,000,000   Reno-Sparks, NV Indian Colony                                 5.000   06/01/2024     2,042,740
----------------------------------------------------------------------------------------------------------------
      2,000,000   Reno-Sparks, NV Indian Colony                                 5.125   06/01/2027     2,060,620
                                                                                                     -----------
                                                                                                      14,790,903
----------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--2.0%
        305,000   Manchester, NH Hsg. & Redevel. Authority, Series B            5.650 4 01/01/2029        91,771
----------------------------------------------------------------------------------------------------------------
      3,220,000   Manchester, NH Hsg. & Redevel. Authority, Series B            5.700 4 01/01/2030       916,251
----------------------------------------------------------------------------------------------------------------
        495,000   Manchester, NH Hsg. & Redevel. Authority, Series B            6.000 4 01/01/2023       207,722
----------------------------------------------------------------------------------------------------------------
         85,000   NH Business Finance Authority (Proctor Academy)               5.400   06/01/2017        87,007
----------------------------------------------------------------------------------------------------------------
        120,000   NH H&EFA (Catholic Medical Center)                            6.125   07/01/2032       128,335
----------------------------------------------------------------------------------------------------------------
      4,010,000   NH H&EFA (Franklin Pierce College)                            6.050   10/01/2034     4,244,505
----------------------------------------------------------------------------------------------------------------
      1,980,000   NH H&EFA (Portsmouth Christian Academy)                       5.750   07/01/2023     2,088,920
----------------------------------------------------------------------------------------------------------------
      6,115,000   NH H&EFA (Portsmouth Christian Academy)                       5.850   07/01/2033     6,411,516
----------------------------------------------------------------------------------------------------------------
      4,555,000   NH H&EFA (Southern New Hampshire University)                  5.000   01/01/2030     4,590,620
----------------------------------------------------------------------------------------------------------------
     16,410,000   NH H&EFA (Southern New Hampshire University)                  5.000   01/01/2036    16,448,399
----------------------------------------------------------------------------------------------------------------
         40,000   NH H&EFA (St. Joseph Hospital/Youville House/Cove)            5.500   07/01/2034        41,806
----------------------------------------------------------------------------------------------------------------
         25,000   NH HE&HFA (Concord Hospital)                                  6.000   10/01/2026        25,583
----------------------------------------------------------------------------------------------------------------
         25,000   NH HE&HFA (Dartmouth College)                                 5.450   06/01/2025        25,277
----------------------------------------------------------------------------------------------------------------
         10,000   NH HE&HFA (Franklin Pierce College)                           5.300   10/01/2028        10,174
----------------------------------------------------------------------------------------------------------------
        265,000   NH HE&HFA (Franklin Pierce Law Center)                        5.500   07/01/2028       270,841
----------------------------------------------------------------------------------------------------------------
         40,000   NH HE&HFA (New Hampshire College)                             6.375   01/01/2027        41,216
----------------------------------------------------------------------------------------------------------------
         10,000   NH HE&HFA (St. Anselm College)                                5.150   07/01/2029        10,285
----------------------------------------------------------------------------------------------------------------
        500,000   NH Turnpike System, Series A                                  6.750   11/01/2011       513,490
                                                                                                     -----------
                                                                                                      36,153,718
----------------------------------------------------------------------------------------------------------------
NEW JERSEY--2.0%
      1,000,000   NJ EDA (Cigarette Tax)                                        5.500   06/15/2031     1,037,150
----------------------------------------------------------------------------------------------------------------
      2,000,000   NJ EDA (Cigarette Tax)                                        5.750   06/15/2029     2,119,980
----------------------------------------------------------------------------------------------------------------
      7,000,000   NJ Tobacco Settlement Financing Corp. (TASC)                  6.250   06/01/2043     7,595,420
----------------------------------------------------------------------------------------------------------------
      7,480,000   NJ Tobacco Settlement Financing Corp. (TASC) 1,2              6.000   06/01/2037     7,901,657
----------------------------------------------------------------------------------------------------------------
      9,800,000   NJ Tobacco Settlement Financing Corp. (TASC) 1,2              6.125   06/01/2042    10,414,408
----------------------------------------------------------------------------------------------------------------
      6,500,000   NJ Transit Corp. (Federation Transportation
                  Administration Grants) 1,2                                    6.125   09/15/2015     6,943,593
                                                                                                     -----------
                                                                                                      36,012,208
----------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.0%
      1,495,000   Cabezon, NM Public Improvement District                       6.300   09/01/2034     1,542,436


                      45 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW MEXICO Continued
$     7,640,000  Eldorado, NM Area Water & Sanitation District                    6.000%     02/01/2023    $      7,572,997
---------------------------------------------------------------------------------------------------------------------------
        100,000  Farmington, NM Pollution Control                                 5.800      04/01/2022             100,932
---------------------------------------------------------------------------------------------------------------------------
        100,000  Farmington, NM Pollution Control
                 (Public Service Company of New Mexico)                           5.800      04/01/2022             100,932
---------------------------------------------------------------------------------------------------------------------------
        200,000  Farmington, NM Pollution Control
                 (Public Service Company of New Mexico)                           5.800      04/01/2022             201,864
---------------------------------------------------------------------------------------------------------------------------
         25,000  Farmington, NM Pollution Control
                 (Public Service Company of New Mexico)                           6.300      12/01/2016              25,660
---------------------------------------------------------------------------------------------------------------------------
        500,000  Mariposa East, NM Public Improvement District                    6.000      09/01/2032             512,320
---------------------------------------------------------------------------------------------------------------------------
      3,365,000  NM Educational Assistance Foundation 5                           5.900      09/01/2031           3,490,144
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  NM Hsg. Authority (Villa Del Oso Apartments)                     6.250      01/01/2031           3,039,900
---------------------------------------------------------------------------------------------------------------------------
      1,265,000  NM Hsg. Authority (Villa Del Oso Apartments)                     7.500      01/01/2038           1,280,193
---------------------------------------------------------------------------------------------------------------------------
        325,000  Santa Fe, NM Educational Facilities (College of Santa Fe)        5.875      10/01/2021             328,325
---------------------------------------------------------------------------------------------------------------------------
          5,000  Santa Fe, NM Educational Facilities (St. John's College)         5.500      03/01/2024               5,048
---------------------------------------------------------------------------------------------------------------------------
        100,000  Sante Fe, NM Educational Facilities (St. John's College)         5.500      03/01/2024             101,822
                                                                                                           ----------------
                                                                                                                 18,302,573
---------------------------------------------------------------------------------------------------------------------------
NEW YORK--0.0%
         50,000  NYC GO RIBS                                                      8.072 9    08/27/2015              50,143
---------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--0.3%
      1,075,000  Kinston, NC Hsg. Authority (Kinston Towers)                      6.750      12/01/2018           1,077,666
---------------------------------------------------------------------------------------------------------------------------
        155,000  NC Eastern Municipal Power Agency, Series A                      5.625      01/01/2024             159,162
---------------------------------------------------------------------------------------------------------------------------
        165,000  NC Eastern Municipal Power Agency, Series B                      5.500      01/01/2017             165,211
---------------------------------------------------------------------------------------------------------------------------
        730,000  NC Eastern Municipal Power Agency, Series B                      5.500      01/01/2021             733,898
---------------------------------------------------------------------------------------------------------------------------
        500,000  NC Eastern Municipal Power Agency, Series B                      5.500      01/01/2021             500,625
---------------------------------------------------------------------------------------------------------------------------
         20,000  NC Eastern Municipal Power Agency, Series B                      6.250      01/01/2023              20,040
---------------------------------------------------------------------------------------------------------------------------
         20,000  NC HFA                                                           5.450      01/01/2011              20,586
---------------------------------------------------------------------------------------------------------------------------
         30,000  NC HFA (Multifamily Hsg.)                                        5.450      09/01/2024              30,015
---------------------------------------------------------------------------------------------------------------------------
        600,000  NC Medical Care Commission
                 (Glenaire/The Presbyterian Homes Obligated Group)                5.500      10/01/2031             608,346
---------------------------------------------------------------------------------------------------------------------------
        400,000  NC Medical Care Commission
                 (Glenaire/The Presbyterian Homes Obligated Group)                5.600      10/01/2036             405,852
---------------------------------------------------------------------------------------------------------------------------
        750,000  NC Medical Care Commission (United Methodist)                    5.250      10/01/2024             760,238
---------------------------------------------------------------------------------------------------------------------------
        200,000  NC Medical Care Commission (United Methodist)                    5.500      10/01/2032             204,126
---------------------------------------------------------------------------------------------------------------------------
         25,000  NC Medical Care Commission Health Care
                 (Novant Health)                                                  5.250      05/01/2026              25,130
                                                                                                           ----------------
                                                                                                                  4,710,895
---------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.0%
         10,000  Grand Forks, ND Sewer                                            5.850      12/01/2015              10,014
---------------------------------------------------------------------------------------------------------------------------
         25,000  Mercer County, ND Pollution Control
                 (Northwestern Public Service Company)                            5.850      06/01/2023              25,162
                                                                                                           ----------------
                                                                                                                     35,176


                      46 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
OHIO--0.9%
$        20,000  Brecksville-Broadview Heights, OH City School District           5.250%     12/01/2021    $         20,475
---------------------------------------------------------------------------------------------------------------------------
         35,000  Clermont County, OH Hospital Facilities
                 (Mercy Health System)                                            5.625      09/01/2021              36,282
---------------------------------------------------------------------------------------------------------------------------
         45,000  Cleveland, OH Airport System                                     5.000      01/01/2031              45,755
---------------------------------------------------------------------------------------------------------------------------
         65,000  Cleveland, OH COP (Cleveland Stadium)                            5.250      11/15/2022              67,142
---------------------------------------------------------------------------------------------------------------------------
         25,000  Cleveland, OH Public Power System                                5.000      11/15/2024              25,436
---------------------------------------------------------------------------------------------------------------------------
        100,000  Cleveland, OH Public Power System                                5.250      11/15/2016             102,369
---------------------------------------------------------------------------------------------------------------------------
        250,000  Cleveland, OH Rock Glen Hsg. Assistance Corp.
                 (Ambleside Apartments)                                           7.000      06/01/2018             258,463
---------------------------------------------------------------------------------------------------------------------------
        305,000  Cleveland-Cuyahoga County, OH Port Authority
                 (Myers University)                                               5.600      05/15/2025             312,588
---------------------------------------------------------------------------------------------------------------------------
        115,000  Columbus, OH Municipal Airport Authority 5                       5.000      01/01/2028             116,871
---------------------------------------------------------------------------------------------------------------------------
         15,000  Cuyahoga County, OH Hospital (Metro Health System)               5.500      02/15/2027              15,401
---------------------------------------------------------------------------------------------------------------------------
         10,000  Franklin County, OH Convention Facilities Authority              5.000      12/01/2027              10,177
---------------------------------------------------------------------------------------------------------------------------
         30,000  Franklin County, OH Hospital (Children's Hospital)               5.875      11/01/2025              30,389
---------------------------------------------------------------------------------------------------------------------------
        160,000  Garfield Heights, OH GO                                          6.625      11/01/2011             164,269
---------------------------------------------------------------------------------------------------------------------------
        695,000  Glenwillow Village, OH GO                                        5.875      12/01/2024             742,079
---------------------------------------------------------------------------------------------------------------------------
         35,000  Greene County, OH Economic Devel. (YMCA)                         6.000      12/01/2023              34,925
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Greene County, OH University Hsg.
                 (Central State University)                                       5.625      09/01/2032           1,546,710
---------------------------------------------------------------------------------------------------------------------------
         15,000  Lorian County, OH Hospital (Catholic Healthcare Partners)        5.500      09/01/2027              15,500
---------------------------------------------------------------------------------------------------------------------------
         75,000  Lucas County, OH Health Care Facilities
                 (Sunset Retirement Communities)                                  6.625      08/15/2030              79,794
---------------------------------------------------------------------------------------------------------------------------
        750,000  Miami County, OH Hospital Facilities
                 (Upper Valley Medical Center)                                    5.250      05/15/2026             776,355
---------------------------------------------------------------------------------------------------------------------------
         10,000  Muskingum County, OH Hospital Facilities (BHA/Careserve
                 /PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)                   5.400      12/01/2016              10,240
---------------------------------------------------------------------------------------------------------------------------
        350,000  OH Air Quality Devel. Authority
                 (Cincinnati Gas & Electric Company)                              5.450      01/01/2024             350,424
---------------------------------------------------------------------------------------------------------------------------
         85,000  OH Water Devel. Authority (Cincinnati Gas)                       5.450      01/01/2024              85,513
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Port of Greater Cincinnati, OH Devel. Authority
                 (AHS/AOLM Obligated Group)                                       5.000      10/01/2025           1,016,440
---------------------------------------------------------------------------------------------------------------------------
        500,000  Port of Greater Cincinnati, OH Devel. Authority
                 (Public Parking Infrastructure)                                  6.300      02/15/2024             537,630
---------------------------------------------------------------------------------------------------------------------------
      1,260,000  Port of Greater Cincinnati, OH Devel. Authority
                 (Public Parking Infrastructure)                                  6.400      02/15/2034           1,351,476
---------------------------------------------------------------------------------------------------------------------------
        110,000  Ross County, OH Hospital (Medical Center Hospital)               5.600      12/01/2014             110,092
---------------------------------------------------------------------------------------------------------------------------
        655,000  Summit County, OH Port Authority
                 (Twinsburg Township) 5                                           5.125      05/15/2025             655,910
---------------------------------------------------------------------------------------------------------------------------
        110,000  Sylvania, OH Area Joint Recreational District                    6.000      12/01/2020             112,384
---------------------------------------------------------------------------------------------------------------------------
      8,000,000  Toledo-Lucas County, OH Port Authority (Crocker Park)            5.375      12/01/2035           8,382,080
                                                                                                           ----------------
                                                                                                                 17,013,169


                      47 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--4.0%
$       130,000  Claremore, OK Industrial & Redevel. Student Hsg.
                 (RSU Foundation)                                                 5.750%     09/01/2034    $        135,968
---------------------------------------------------------------------------------------------------------------------------
      3,515,000  Comanche County, OK Hospital Authority                           5.250      07/01/2020           3,708,044
---------------------------------------------------------------------------------------------------------------------------
      3,040,000  Comanche County, OK Hospital Authority                           5.250      07/01/2021           3,200,117
---------------------------------------------------------------------------------------------------------------------------
      1,385,000  Eufaula, OK Public Works Authority                               5.000      12/01/2030           1,407,118
---------------------------------------------------------------------------------------------------------------------------
         15,000  Grady County, OK Industrial Authority
                 (Correctional Facilities)                                        6.000      11/01/2029              15,379
---------------------------------------------------------------------------------------------------------------------------
        500,000  Grady County, OK Industrial Authority
                 (Correctional Facilities) 8                                      7.800      11/01/2014             350,000
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Haskell County, OK Public Facilities Authority                   5.250      04/01/2026           1,048,210
---------------------------------------------------------------------------------------------------------------------------
        655,000  Haskell County, OK Public Facilities Authority                   5.250      04/01/2031             681,397
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Langston, OK EDA (Langston University)                           5.000      05/01/2030           4,029,320
---------------------------------------------------------------------------------------------------------------------------
      6,500,000  Langston, OK EDA (Langston University)                           5.000      05/01/2035           6,510,920
---------------------------------------------------------------------------------------------------------------------------
      1,870,000  Langston, OK EDA (Langston University)                           5.250      05/01/2026           1,936,983
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Norman, OK Regional Hospital Authority                           5.375      09/01/2036           2,049,660
---------------------------------------------------------------------------------------------------------------------------
         15,000  Rogers County, OK HFA (Multifamily Hsg.), Series A               7.750      08/01/2023              15,467
---------------------------------------------------------------------------------------------------------------------------
      1,135,000  Tulsa, OK IDA Student Hsg. (University of Tulsa)                 5.250      10/01/2026           1,178,868
---------------------------------------------------------------------------------------------------------------------------
     37,430,000  Tulsa, OK Municipal Airport Trust (American Airlines)            6.250      06/01/2020          37,528,067
---------------------------------------------------------------------------------------------------------------------------
      8,815,000  Tulsa, OK Municipal Airport Trust (American Airlines) 8          7.350      12/01/2011           8,813,678
                                                                                                           ----------------
                                                                                                                 72,609,196
---------------------------------------------------------------------------------------------------------------------------
OREGON--0.1%
      1,250,000  Cow Creek Band, OR (Umpqua Tribe of Indians)                     5.625      10/01/2026           1,241,850
---------------------------------------------------------------------------------------------------------------------------
         30,000  OR Health & Science University, Series A                         5.250      07/01/2028              30,557
---------------------------------------------------------------------------------------------------------------------------
         30,000  OR Hsg. & Community Services Dept. (Single Family Mtg.)          6.400      07/01/2018              30,303
---------------------------------------------------------------------------------------------------------------------------
         50,000  OR Hsg. (Elderly & Disabled Hsg.)                                5.500      08/01/2026              50,027
                                                                                                           ----------------
                                                                                                                  1,352,737
---------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--1.2%
        300,000  Allegheny County, PA HDA
                 (West Penn Allegheny Health System)                              9.250      11/15/2015             356,568
---------------------------------------------------------------------------------------------------------------------------
      8,200,000  Allegheny County, PA HDA
                 (West Penn Allegheny Health System)                              9.250      11/15/2030           9,700,436
---------------------------------------------------------------------------------------------------------------------------
         75,000  Blair County, PA IDA (The Village at Penn State
                 Retirement Community)                                            6.900      01/01/2022              78,164
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Chester County, PA H&EFA (Jenners Pond)                          7.750      07/01/2034           1,547,115
---------------------------------------------------------------------------------------------------------------------------
      1,655,000  Cumberland County, PA Municipal Authority
                 (Wesley Affiliated Services)                                     7.250      01/01/2035           1,798,786
---------------------------------------------------------------------------------------------------------------------------
      3,905,000  Northumberland County, PA IDA (NHS Youth Services)               7.750      02/15/2029           4,077,952
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Philadelphia, PA H&HEFA
                 (Centralized Comprehensive Human Services)                       7.250      01/01/2021           1,051,790
---------------------------------------------------------------------------------------------------------------------------
      1,200,000  Philadelphia, PA H&HEFA
                 (Temple University Children's Medical Center)                    5.625      06/15/2019           1,231,788


                      48 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$     1,000,000  Philadelphia, PA Redevel. Authority
                 (Beech Student Hsg. Complex), Series A                           5.625%     07/01/2023    $      1,065,620
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Philadelphia, PA Redevel. Authority
                 (Beech Student Hsg. Complex), Series A                           5.625      07/01/2028           1,573,095
                                                                                                           ----------------
                                                                                                                 22,481,314
---------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--0.4%
      5,000,000  Central Falls, RI Detention Facility                             7.250      07/15/2035           5,518,500
---------------------------------------------------------------------------------------------------------------------------
         50,000  Providence, RI HDC (Barbara Jordan Apartments)                   6.750      07/01/2025              50,070
---------------------------------------------------------------------------------------------------------------------------
         40,000  RI Hsg. & Mtg. Finance Corp.
                 (Homeownership Opportunity)                                      6.500      04/01/2027              40,048
---------------------------------------------------------------------------------------------------------------------------
        175,000  RI Tobacco Settlement Financing Corp. (TASC)                     6.250      06/01/2042             184,623
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Tiverton, RI Special Obligation Tax
                 (Mount Hope Bay Village)                                         6.875      05/01/2022           1,616,655
                                                                                                           ----------------
                                                                                                                  7,409,896
---------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.7%
      5,000,000  Dorchester County, SC School District                            5.250      12/01/2029           5,161,350
---------------------------------------------------------------------------------------------------------------------------
     10,000,000  Greenville County, SC School District                            4.625      12/01/2020          10,114,600
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Lancaster County, SC (Edenmoor Improvement District)             5.375      12/01/2016           2,011,660
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Lancaster County, SC (Edenmoor Improvement District)             5.750      12/01/2037           1,516,260
---------------------------------------------------------------------------------------------------------------------------
      2,200,000  Lancaster County, SC (Sun City Carolina Lakes)                   5.450      12/01/2037           2,212,936
---------------------------------------------------------------------------------------------------------------------------
         40,000  Marion County, SC Hospital District                              5.375      11/01/2025              40,566
---------------------------------------------------------------------------------------------------------------------------
        500,000  SC Connector 2000 Assoc. Toll Road, Series B                     6.080 4    01/01/2021             224,495
---------------------------------------------------------------------------------------------------------------------------
     10,355,000  SC Connector 2000 Assoc. Toll Road, Series B                     6.780 4    01/01/2026           3,422,535
---------------------------------------------------------------------------------------------------------------------------
     10,000,000  SC Educational Facilities Authority (Furman University)          5.000      10/01/2038          10,260,000
---------------------------------------------------------------------------------------------------------------------------
      1,100,000  SC Educational Facilities Authority
                 (Southern Wesleyan University)                                   5.000      03/01/2020           1,095,127
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  SC Educational Facilities Authority
                 (Southern Wesleyan University)                                   5.750      03/01/2029           1,047,770
---------------------------------------------------------------------------------------------------------------------------
         70,000  SC Jobs-Economic Devel. Authority
                 (Anderson Area Medical Center)                                   5.250      02/01/2015              71,098
---------------------------------------------------------------------------------------------------------------------------
     10,660,000  SC Jobs-Economic Devel. Authority
                 (Coastal Hsg. Foundation)                                        5.000      04/01/2035          10,926,820
---------------------------------------------------------------------------------------------------------------------------
         90,000  SC Public Service Authority                                      5.125      01/01/2032              91,941
---------------------------------------------------------------------------------------------------------------------------
        120,000  SC Tobacco Settlement Management Authority, Series B             6.375      05/15/2028             128,653
---------------------------------------------------------------------------------------------------------------------------
         50,000  Spartanburg County, SC Health Services                           5.300      04/15/2025              50,414
---------------------------------------------------------------------------------------------------------------------------
         40,000  Spartanburg County, SC Health Services, Series A                 5.500      04/15/2027              41,138
                                                                                                           ----------------
                                                                                                                 48,417,363
---------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.1%
      2,300,000  Lower Brule, SD Sioux Tribe (Farm Road Reconstruction) 5         6.500      02/01/2016           2,295,147


                      49 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA Continued
$     8,200,000  SD Educational Enhancement Funding Corp.
                 Tobacco Settlement                                               6.500%     06/01/2032    $      8,865,676
---------------------------------------------------------------------------------------------------------------------------
      7,550,000  Sioux Falls, SD Health Facilities (Rummel Memorial Home)         6.750      11/15/2033           7,772,121
                                                                                                           ----------------
                                                                                                                 18,932,944
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE--1.7%
      3,500,000  Bradley County, TN Industrial Devel. Board (Olin Corp.)          6.625      11/01/2017           3,819,340
---------------------------------------------------------------------------------------------------------------------------
      7,710,000  Chattanooga, TN Health Educational & Hsg. Board
                 (Campus Devel. Foundation Phase I)                               5.000      10/01/2025           7,592,731
---------------------------------------------------------------------------------------------------------------------------
      9,000,000  Chattanooga, TN Health Educational & Hsg. Board
                 (Campus Devel. Foundation Phase I)                               5.125      10/01/2035           8,845,470
---------------------------------------------------------------------------------------------------------------------------
        335,000  Jackson, TN Hospital                                             5.625      04/01/2015             338,239
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Johnson City, TN Health & Educational Facilities Board
                 (Mountain States Health Alliance)                                5.500      07/01/2036           3,132,720
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Shelby County, TN HE&HF
                 (Cornerstone-Cameron & Stonegate) 7                              6.000      07/01/2028           1,092,720
---------------------------------------------------------------------------------------------------------------------------
      5,980,000  Smyrna, TN Hsg. Assoc. (Imperial Garden Apartments)              6.450      10/20/2035           6,551,568
                                                                                                           ----------------
                                                                                                                 31,372,788
---------------------------------------------------------------------------------------------------------------------------
TEXAS--9.3%
        130,000  Alice, TX GO                                                     5.200      02/01/2011             130,140
---------------------------------------------------------------------------------------------------------------------------
        150,000  Anson, TX Education Facilities Corp. Student Hsg.
                 (Odessa Student Hsg.)                                            5.400      07/01/2034             154,518
---------------------------------------------------------------------------------------------------------------------------
      1,205,000  Anson, TX Education Facilities Corp. Student Hsg.
                 (University of TX/Waterview Park)                                5.100      01/01/2034           1,208,133
---------------------------------------------------------------------------------------------------------------------------
     26,105,000  Austin, TX Convention Enterprises (Convention Center)            5.750      01/01/2032          26,885,540
---------------------------------------------------------------------------------------------------------------------------
        200,000  Austin, TX Convention Enterprises (Convention Center)            6.000      01/01/2023             211,330
---------------------------------------------------------------------------------------------------------------------------
         95,000  Austin, TX Utility System, Series B                              5.700      11/15/2021              95,495
---------------------------------------------------------------------------------------------------------------------------
      9,885,000  Beasley, TX Higher Education Finance Corp., Series A             5.125      12/01/2034           9,986,519
---------------------------------------------------------------------------------------------------------------------------
     10,765,000  Bexar County, TX HFC (American Opportunity Hsg.)                 6.750      12/01/2037          11,298,083
---------------------------------------------------------------------------------------------------------------------------
      3,090,000  Bexar County, TX HFC (American Opportunity
                 Hsg.-Nob Hill Apartments)                                        6.000      06/01/2021           3,130,232
---------------------------------------------------------------------------------------------------------------------------
      6,625,000  Bexar County, TX HFC (American Opportunity
                 Hsg.-Nob Hill Apartments)                                        6.000      06/01/2031           6,670,448
---------------------------------------------------------------------------------------------------------------------------
      5,765,000  Bexar County, TX HFC (American Opportunity
                 Hsg.-Waterford/Kingswood)                                        7.000      12/01/2036           6,072,678
---------------------------------------------------------------------------------------------------------------------------
        400,000  Bexar County, TX HFC (Doral Club)                                8.750      10/01/2036             399,032
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Bexar County, TX HFC
                 (The Army Retirement Residence Foundation)                       6.300      07/01/2032           1,064,260
---------------------------------------------------------------------------------------------------------------------------
        150,000  Chimney Hill, TX Municipal Utility District                      5.500      10/01/2011             150,336
---------------------------------------------------------------------------------------------------------------------------
         10,000  Cypress Hill, TX Municipal Utility District No. 1                5.250      09/01/2025              10,118
---------------------------------------------------------------------------------------------------------------------------
        860,000  Dallas-Fort Worth, TX International Airport Facility
                 (American Airlines)                                              6.000      11/01/2014             853,627


                      50 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$       355,000  Danbury, TX Higher Education Authority
                 (AW Brown Fellowship Charter) 3                                  5.000%     08/15/2026    $        354,326
---------------------------------------------------------------------------------------------------------------------------
        250,000  Danbury, TX Higher Education Authority
                 (AW Brown Fellowship Charter) 3                                  5.125      08/15/2036             249,613
---------------------------------------------------------------------------------------------------------------------------
        265,000  El Paso County, TX HFC (American Village Communities),
                 Series A                                                         6.250      12/01/2020             274,267
---------------------------------------------------------------------------------------------------------------------------
        335,000  El Paso County, TX HFC
                 (El Paso American Hsg. Foundation), Series A                     6.375      12/01/2032             343,452
---------------------------------------------------------------------------------------------------------------------------
      2,470,000  Folk, TX Avenue South Transportation District                    5.625      11/01/2031           2,482,844
---------------------------------------------------------------------------------------------------------------------------
         20,000  Fort Bend, TX Independent School District                        5.375      02/15/2024              20,618
---------------------------------------------------------------------------------------------------------------------------
      2,300,000  Garza County, TX Public Facility Corp.                           5.750      10/01/2025           2,391,356
---------------------------------------------------------------------------------------------------------------------------
         20,000  Harris County, TX Health Facilities Devel. Authority
                 (Texas Children's Hospital)                                      5.250      10/01/2029              20,500
---------------------------------------------------------------------------------------------------------------------------
         50,000  Harris County, TX Toll Road                                      5.000      08/01/2028              50,440
---------------------------------------------------------------------------------------------------------------------------
     14,925,000  Harris County, TX Toll Road 1,2                                  5.375      08/15/2024          15,900,395
---------------------------------------------------------------------------------------------------------------------------
        105,000  Keller, TX Independent School District, Series A                 5.400      08/15/2023             105,070
---------------------------------------------------------------------------------------------------------------------------
         65,000  Leander, TX Independent School District                          5.460 4    08/15/2018              33,689
---------------------------------------------------------------------------------------------------------------------------
         10,000  Leander, TX Independent School District                          6.000      08/15/2018              10,009
---------------------------------------------------------------------------------------------------------------------------
        650,000  Lewisville, TX Combination Contract                              6.000      10/01/2015             699,608
---------------------------------------------------------------------------------------------------------------------------
      1,325,000  Lewisville, TX Combination Contract 5                            6.000      10/01/2025           1,446,317
---------------------------------------------------------------------------------------------------------------------------
      5,510,000  Lewisville, TX Combination Contract                              6.000      10/01/2034           5,978,240
---------------------------------------------------------------------------------------------------------------------------
        100,000  Lewisville, TX GO                                                5.700      09/01/2028             104,572
---------------------------------------------------------------------------------------------------------------------------
      3,400,000  Lewisville, TX GO                                                6.125      09/01/2029           3,716,574
---------------------------------------------------------------------------------------------------------------------------
      2,345,000  Lubbock, TX HFC (Las Colinas Quail Creek Apartments)             6.000      07/01/2022           2,401,632
---------------------------------------------------------------------------------------------------------------------------
      1,530,000  Lubbock, TX HFC (Las Colinas Quail Creek Apartments)             6.000      07/01/2025           1,556,913
---------------------------------------------------------------------------------------------------------------------------
        655,000  Lubbock, TX HFC (Las Colinas Quail Creek Apartments)             6.000      07/01/2032             663,567
---------------------------------------------------------------------------------------------------------------------------
     20,350,000  Matagorda County, TX Navigation District
                 (Centerpoint Energy)                                             8.000      05/01/2029          21,745,603
---------------------------------------------------------------------------------------------------------------------------
        270,000  Metro, TX HFDC (Wilson N. Jones Memorial Hospital)               5.375      01/01/2023             270,278
---------------------------------------------------------------------------------------------------------------------------
        535,000  Metro, TX HFDC (Wilson N. Jones Memorial Hospital)               5.600      01/01/2017             543,416
---------------------------------------------------------------------------------------------------------------------------
         75,000  Mission, TX Economic Devel. Corp.                                6.600      01/01/2020              75,189
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  North Central, TX HFDC (Northwest Senior Hsg. Corp.)             7.250      11/15/2019           2,223,220
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  North Central, TX HFDC (Northwest Senior Hsg. Corp.)             7.500      11/15/2029           3,357,660
---------------------------------------------------------------------------------------------------------------------------
      1,910,000  Nueces County, TX HFC (Dolphins Landing Apartments)              6.750      07/01/2020           2,031,170
---------------------------------------------------------------------------------------------------------------------------
      1,865,000  Nueces County, TX HFC (Dolphins Landing Apartments)              6.875      07/01/2030           1,981,245
---------------------------------------------------------------------------------------------------------------------------
         60,000  Nueces County, TX HFC (Dolphins Landing Apartments)              8.000      07/01/2030              63,453
---------------------------------------------------------------------------------------------------------------------------
        250,000  Pantego, TX Economic Devel. Corp. (Sales Tax)                    5.850      02/15/2022             250,835
---------------------------------------------------------------------------------------------------------------------------
      1,680,000  Retama, TX Devel. Corp. (Retama Racetrack)                      10.000      12/15/2019           2,342,575
---------------------------------------------------------------------------------------------------------------------------
        500,000  Ridge Parc, TX Devel. Corp. (Multifamily)                        6.100      06/20/2033             545,590
---------------------------------------------------------------------------------------------------------------------------
      4,020,000  Sabine, TX River Authority Pollution Control
                 (TXU Electric Company)                                           6.150      08/01/2022           4,345,620


                      51 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$       125,000  San Antonio, TX Hotel Occupancy Tax (Henry Gonzalez)             5.700%     08/15/2026    $        127,665
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Tarrant County, TX Cultural Education Facilities
                 Finance Corp. (Northwest Senior Hsg.)                            6.000      11/15/2036           1,560,345
---------------------------------------------------------------------------------------------------------------------------
        100,000  Temple, TX Junior College District                               5.800      07/01/2014             100,790
---------------------------------------------------------------------------------------------------------------------------
         25,000  Tomball, TX Hospital Authority
                 (Tomball Regional Hospital)                                      6.000      07/01/2029              25,834
---------------------------------------------------------------------------------------------------------------------------
        445,000  TX Affordable Hsg. Corp. (Ashton Place
                 & Woodstock Apartments)                                          6.300      08/01/2033             367,739
---------------------------------------------------------------------------------------------------------------------------
        235,000  TX Affordable Hsg. Corp. (Worthing Oaks Apartments)              6.600      07/20/2037             253,116
---------------------------------------------------------------------------------------------------------------------------
         50,000  TX Dormitory Finance Authority
                 (Temple Junior College Foundation)                               5.750      09/01/2027              52,250
---------------------------------------------------------------------------------------------------------------------------
        425,000  TX Dormitory Finance Authority
                 (Temple Junior College Foundation)                               6.000      09/01/2033             449,204
---------------------------------------------------------------------------------------------------------------------------
        545,000  TX Panhandle HFA (Amarillo Affordable Hsg.)                      6.625      03/01/2020             498,054
---------------------------------------------------------------------------------------------------------------------------
      3,065,000  TX Panhandle HFA (Amarillo Affordable Hsg.)                      6.750      03/01/2031           2,728,708
---------------------------------------------------------------------------------------------------------------------------
        250,000  TX Water Devel. Board                                            5.600      07/15/2011             250,358
---------------------------------------------------------------------------------------------------------------------------
        100,000  Upper Trinity, TX Regional Water District
                 (Treated Water Supply System)                                    5.000      08/01/2018             100,071
---------------------------------------------------------------------------------------------------------------------------
      1,105,000  Van Alstyne, TX Independent School District                      5.950      08/15/2029           1,129,520
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Van, TX Independent School District (School Building)            5.000      02/15/2036           1,543,950
---------------------------------------------------------------------------------------------------------------------------
      1,625,000  Van, TX Independent School District (School Building)            5.125      02/15/2028           1,702,236
---------------------------------------------------------------------------------------------------------------------------
      2,780,000  Van, TX Independent School District (School Building)            5.250      02/15/2031           2,949,802
---------------------------------------------------------------------------------------------------------------------------
         25,000  Westador, TX Municipal Utility District GO                       6.875      03/01/2009              25,496
---------------------------------------------------------------------------------------------------------------------------
      4,655,000  Wichita County, TX HFDC
                 (Wichita Falls Retirement Foundation)                            6.250      01/01/2028           4,722,637
---------------------------------------------------------------------------------------------------------------------------
      1,930,000  Winkler County, TX GO                                            5.250      02/15/2031           2,011,562
                                                                                                           ----------------
                                                                                                                167,499,682
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--1.4%
         80,000  Puerto Rico Aqueduct & Sewer Authority                           5.000      07/01/2019              81,573
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Puerto Rico Highway & Transportation Authority, Series G         5.000      07/01/2033           5,041,950
---------------------------------------------------------------------------------------------------------------------------
        240,000  Puerto Rico Highway & Transportation Authority, Series J         5.125      07/01/2043             242,587
---------------------------------------------------------------------------------------------------------------------------
     11,000,000  Puerto Rico Highway & Transportation Authority, Series K         5.000      07/01/2024          11,161,590
---------------------------------------------------------------------------------------------------------------------------
      2,580,000  Puerto Rico Highway & Transportation Authority, Series K         5.000      07/01/2030           2,610,444
---------------------------------------------------------------------------------------------------------------------------
      4,700,000  Puerto Rico IMEPCF (American Airlines) 5                         6.450      12/01/2025           4,707,708
---------------------------------------------------------------------------------------------------------------------------
         65,000  Puerto Rico Infrastructure                                       5.000      07/01/2041              65,146
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Puerto Rico Public Buildings Authority, Series D                 5.250      07/01/2036           2,052,520
                                                                                                           ----------------
                                                                                                                 25,963,518
---------------------------------------------------------------------------------------------------------------------------
UTAH--0.7%
      3,260,000  Eagle Mountain, UT Gas & Electric                                5.000      06/01/2024           3,338,110
---------------------------------------------------------------------------------------------------------------------------
        245,000  Emery County, UT Pollution Control (Pacificorp)                  5.650      11/01/2023             245,350


                      52 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
UTAH Continued
$        25,000  Intermountain, UT Power Agency                                   6.150%     07/01/2014    $         25,524
---------------------------------------------------------------------------------------------------------------------------
      8,000,000  Murray City, UT Hospital (IHC Health Services)                   5.000      05/15/2022           8,042,480
---------------------------------------------------------------------------------------------------------------------------
         15,000  Sandy City, UT Industrial Devel. (King Properties)               6.125      08/01/2016              15,027
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Utah County, UT Hospital (IHC Health Services)                   5.250      08/15/2021           1,024,390
                                                                                                           ----------------
                                                                                                                 12,690,881
---------------------------------------------------------------------------------------------------------------------------
VERMONT--0.1%
         30,000  VT E&HBFA (Middlebury College)                                   5.375      11/01/2026              30,683
---------------------------------------------------------------------------------------------------------------------------
         50,000  VT E&HBFA (Norwich University)                                   5.500      07/01/2021              51,333
---------------------------------------------------------------------------------------------------------------------------
         55,000  VT E&HBFA (Southwestern VT Medical Center)                       5.625      10/01/2025              56,015
---------------------------------------------------------------------------------------------------------------------------
        600,000  VT EDA (Wake Robin Corp.)                                        5.250      05/01/2026             598,488
---------------------------------------------------------------------------------------------------------------------------
        225,000  VT EDA (Wake Robin Corp.)                                        6.000      03/01/2022             237,202
---------------------------------------------------------------------------------------------------------------------------
        135,000  VT EDA (Wake Robin Corp.)                                        6.300      03/01/2033             143,760
---------------------------------------------------------------------------------------------------------------------------
        200,000  VT HFA (Multifamily Hsg.), Series A                              6.150      02/15/2014             205,528
---------------------------------------------------------------------------------------------------------------------------
        225,000  VT Student Assistance Corp.                                      5.000      03/01/2026             227,696
                                                                                                           ----------------
                                                                                                                  1,550,705
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.0%
        500,000  Bedford County, VA EDA                                           5.250      05/01/2031             531,940
---------------------------------------------------------------------------------------------------------------------------
      2,300,000  Buena Vista, VA Public Recreational Facilities Authority
                 (Golf Course) 5                                                  5.250      07/15/2025           2,378,798
---------------------------------------------------------------------------------------------------------------------------
        825,000  Buena Vista, VA Public Recreational Facilities Authority
                 (Golf Course) 5                                                  5.500      07/15/2035             856,573
---------------------------------------------------------------------------------------------------------------------------
      3,700,000  Celebrate, VA South Community Devel. Authority
                 Special Assessment                                               6.250      03/01/2037           3,773,186
---------------------------------------------------------------------------------------------------------------------------
        100,000  Danville, VA IDA Educational Facilities (Averett University)     6.000      03/15/2016             103,493
---------------------------------------------------------------------------------------------------------------------------
      2,845,000  Fairfax County, VA Redevel. & Hsg. Authority
                 (Burke Shire Commons)                                            7.600      10/01/2036           2,962,954
---------------------------------------------------------------------------------------------------------------------------
         25,000  Greensville County, VA IDA (Georgia-Pacific Corp.)               5.300      08/01/2014              24,847
---------------------------------------------------------------------------------------------------------------------------
         25,000  Henrico County, VA Water & Sewer                                 5.875      05/01/2014              25,014
---------------------------------------------------------------------------------------------------------------------------
        575,000  Louisa, VA IDA Pollution Control
                 (Virginia Electric & Power Company)                              5.450      01/01/2024             578,088
---------------------------------------------------------------------------------------------------------------------------
        900,000  New Port, VA CDA                                                 5.600      09/01/2036             910,107
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Norfolk, VA Water                                                5.875      11/01/2020           4,086,280
---------------------------------------------------------------------------------------------------------------------------
         65,000  Norton, VA IDA (Norton Community Hospital)                       6.000      12/01/2022              69,242
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Pocahontas Parkway Assoc., VA
                 (Route 895 Connector Toll Road)                                  5.000      08/15/2011           1,042,740
---------------------------------------------------------------------------------------------------------------------------
         25,000  Pocahontas Parkway Assoc., VA
                 (Route 895 Connector Toll Road)                                  5.500      08/15/2028              26,312
---------------------------------------------------------------------------------------------------------------------------
        725,000  Suffolk, VA IDA (Lake Prince Center) 3                           5.150      09/01/2024             719,244
---------------------------------------------------------------------------------------------------------------------------
        675,000  Suffolk, VA IDA (Lake Prince Center) 3                           5.300      09/01/2031             668,682
---------------------------------------------------------------------------------------------------------------------------
         10,000  VA College Building Authority
                 (Washington & Lee University)                                    5.750      01/01/2014              10,015


                      53 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA Continued
$        25,000  VA Hsg. Devel. Authority, Series B                               5.950%     05/01/2016    $         25,557
---------------------------------------------------------------------------------------------------------------------------
         10,000  West Point, VA IDA Solid Waste (Chesapeake Corp.)                6.250      03/01/2019              10,000
                                                                                                           ----------------
                                                                                                                 18,803,072
---------------------------------------------------------------------------------------------------------------------------
WASHINGTON--4.6%
         10,000  Bothell, WA GO                                                   5.300      12/01/2017              10,182
---------------------------------------------------------------------------------------------------------------------------
      2,330,000  Bremerton, WA Hsg. Authority                                     5.300      06/01/2026           2,335,033
---------------------------------------------------------------------------------------------------------------------------
      4,145,000  Bremerton, WA Hsg. Authority                                     5.500      06/01/2037           4,152,420
---------------------------------------------------------------------------------------------------------------------------
        800,000  CDP-King County III, WA (King Street Center)                     5.250      06/01/2026             815,080
---------------------------------------------------------------------------------------------------------------------------
     10,000,000  King County, WA Sewer 1,2                                        5.125      01/01/2024          10,450,450
---------------------------------------------------------------------------------------------------------------------------
        200,000  Kitsap County, WA Consolidated Hsg. Authority                    5.600      12/01/2028             202,882
---------------------------------------------------------------------------------------------------------------------------
        100,000  Port Camas, WA Public Industrial Corp.
                 (James River Corp. of Virginia)                                  6.700      04/01/2023             100,083
---------------------------------------------------------------------------------------------------------------------------
         20,000  Port of Seattle, WA, Series A                                    5.500      09/01/2021              20,230
---------------------------------------------------------------------------------------------------------------------------
        110,000  Seattle, WA Drain & Wastewater Utility                           5.250      12/01/2025             111,634
---------------------------------------------------------------------------------------------------------------------------
      2,460,000  Seattle, WA Hsg. Authority (Gamelin House & Genesee)             5.700      11/01/2035           2,442,091
---------------------------------------------------------------------------------------------------------------------------
         25,000  Seattle, WA Special Obligation
                 (Chinatown International District)                               5.900      08/01/2026              25,039
---------------------------------------------------------------------------------------------------------------------------
        500,000  Skagit County, WA Public Hospital District
                 (Skagit Valley Hospital)                                         5.375      12/01/2022             512,575
---------------------------------------------------------------------------------------------------------------------------
        500,000  Skagit County, WA Public Hospital District
                 (Skagit Valley Hospital)                                         5.500      12/01/2030             511,870
---------------------------------------------------------------------------------------------------------------------------
        500,000  Snohomish County, WA Hsg. Authority                              6.400      04/01/2026             502,550
---------------------------------------------------------------------------------------------------------------------------
         15,000  Tacoma, WA Electric System                                       5.500      01/01/2014              15,390
---------------------------------------------------------------------------------------------------------------------------
        500,000  Vancouver, WA Downtown Redevel. Authority
                 (Conference Center)                                              5.250      01/01/2028             509,040
---------------------------------------------------------------------------------------------------------------------------
      3,200,000  Vancouver, WA Downtown Redevel. Authority
                 (Conference Center)                                              5.250      01/01/2034           3,238,048
---------------------------------------------------------------------------------------------------------------------------
         25,000  Vancouver, WA Downtown Redevel. Authority
                 (Conference Center)                                              6.000      01/01/2028              26,941
---------------------------------------------------------------------------------------------------------------------------
      3,260,000  Vancouver, WA Downtown Redevel. Authority
                 (Conference Center)                                              6.000      01/01/2034           3,492,112
---------------------------------------------------------------------------------------------------------------------------
        500,000  WA COP (Dept. of General Administration)                         5.625      10/01/2020             501,415
---------------------------------------------------------------------------------------------------------------------------
      2,600,000  WA Health Care Facilities Authority
                 (Grays Harbor Community Hospital)                                5.900      07/01/2023           2,655,718
---------------------------------------------------------------------------------------------------------------------------
         10,000  WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center)                               5.000      07/01/2025              10,082
---------------------------------------------------------------------------------------------------------------------------
         15,000  WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center)                               5.000      07/01/2030              15,048
---------------------------------------------------------------------------------------------------------------------------
      5,095,000  WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center)                               5.000      07/01/2038           5,066,621
---------------------------------------------------------------------------------------------------------------------------
        145,000  WA Health Care Facilities Authority
                 (Yakima Valley Memorial Hospital Assoc.)                         5.375      12/01/2027             148,582


                      54 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
WASHINGTON Continued
$    17,020,000  WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center) 1,2                           5.000%     07/01/2025    $     17,159,394
---------------------------------------------------------------------------------------------------------------------------
      7,340,000  WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center) 1,2                           5.000      07/01/2030           7,363,268
---------------------------------------------------------------------------------------------------------------------------
     18,500,000  WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center) 1,2                           5.000      07/01/2038          18,397,140
---------------------------------------------------------------------------------------------------------------------------
      1,350,000  WA HFC (Nickerson Area Properties)                               5.300      01/01/2028           1,373,774
---------------------------------------------------------------------------------------------------------------------------
        210,000  WA Tobacco Settlement Authority (TASC)                           6.500      06/01/2026             228,978
                                                                                                           ----------------
                                                                                                                 82,393,670
---------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.6%
         15,000  Huntington, WV Sewer                                             5.375      11/01/2023              15,019
---------------------------------------------------------------------------------------------------------------------------
        150,000  Monongalia County, WV Pollution Control
                 (Potomac Edison Company)                                         5.950      04/01/2013             150,494
---------------------------------------------------------------------------------------------------------------------------
      4,635,000  Ohio County, WV Commission Tax (Fort Henry Centre)               5.625      06/01/2034           4,782,625
---------------------------------------------------------------------------------------------------------------------------
      1,540,000  West Liberty State College, WV, Series A                         6.000      06/01/2023           1,624,900
---------------------------------------------------------------------------------------------------------------------------
      1,695,000  West Liberty State College, WV, Series A                         6.125      06/01/2028           1,790,547
---------------------------------------------------------------------------------------------------------------------------
        500,000  Wheeling, WV Tax Increment (Stone Building Renovation)           5.200      06/01/2025             501,415
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Wheeling, WV Tax Increment (Stone Building Renovation)           5.500      06/01/2033           1,509,630
---------------------------------------------------------------------------------------------------------------------------
        110,000  WV GO                                                            5.750      11/01/2021             112,696
                                                                                                           ----------------
                                                                                                                 10,487,326
---------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.0%
      6,640,000  Badger, WI Tobacco Asset Securitization Corp.                    6.375      06/01/2032           7,105,132
---------------------------------------------------------------------------------------------------------------------------
        870,000  Janesville, WI Pollution Control (General Motors Corp.)          5.550      04/01/2009             861,039
---------------------------------------------------------------------------------------------------------------------------
      1,750,000  Sokaogon, WI Chippewa Community (Gaming)                         7.000      01/01/2026           1,735,563
---------------------------------------------------------------------------------------------------------------------------
        505,000  WI GO                                                            6.000      05/01/2013             505,889
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  WI H&EFA (AHC/SLMC/HMH/AMCS Obligated Group)                     5.875      08/15/2026           2,043,040
---------------------------------------------------------------------------------------------------------------------------
        405,000  WI H&EFA (Aurora Medical Group)                                  5.750      11/15/2025             413,675
---------------------------------------------------------------------------------------------------------------------------
         15,000  WI H&EFA (Froedert & Community)                                  5.375      10/01/2030              16,130
---------------------------------------------------------------------------------------------------------------------------
          5,000  WI H&EFA (Froedert & Community)                                  5.375      10/01/2030               5,269
---------------------------------------------------------------------------------------------------------------------------
      2,275,000  WI H&EFA (Hess Memorial Hospital Assoc.)                         7.875      11/01/2022           2,325,892
---------------------------------------------------------------------------------------------------------------------------
         90,000  WI H&EFA (Medical College of Wisconsin)                          5.500      12/01/2026              92,203
---------------------------------------------------------------------------------------------------------------------------
         50,000  WI H&EFA (Meriter Hospital)                                      6.000      12/01/2017              51,307
---------------------------------------------------------------------------------------------------------------------------
        385,000  WI H&EFA (Meriter Hospital)                                      6.000      12/01/2017             394,459
---------------------------------------------------------------------------------------------------------------------------
        870,000  WI H&EFA (Three Pillars Senior Living)                           5.500      08/15/2034             876,264
---------------------------------------------------------------------------------------------------------------------------
      1,075,000  WI H&EFA (WMA/MHCC/MVS Obligated Group)                          5.600      08/15/2023           1,099,736
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  WI H&EFA (WMA/MHCC/MVS Obligated Group)                          5.750      08/15/2026           1,025,786
---------------------------------------------------------------------------------------------------------------------------
        130,000  WI Hsg. & Economic Devel. Authority, Series A                    6.850      11/01/2012             130,192
                                                                                                           ----------------
                                                                                                                 18,681,576


                      55 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
WYOMING--0.7%
$    11,680,000  Sweetwater County, WY Pollution Control
                 (Idaho Power Company)                                            6.050%     07/15/2026    $     11,930,069
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,033,305,751) --115.7%                                                    2,086,702,268
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(15.7)                                                                  (282,428,287)
                                                                                                           ----------------
NET ASSETS--100.0%                                                                                         $  1,804,273,981
                                                                                                           ================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

2. Security has been restated. See Note 9 of accompanying Notes.

3. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

8. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $9,225,487, which represents 0.51% of the Fund's net assets. See Note 5 of accompanying Notes.

9. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.


                      56 | OPPENHEIMER AMT-FREE MUNICIPALS

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ADA            Atlanta Devel. Authority
AHC            Aurora Healthcare
AHS            Adventist Health System
AHSI           Assumption High School, Inc.
AMCS           Aurora Medical Center of Sheboygan County
AOLM           Academy of Our Lady of Mercy, Inc.
BCC            Bethesda Company Care, Inc.
BCG            Bethesda Care Givers
BHA            Bethesda Hospital Assoc.
BHC            Bethesda Home Care
BHM            Baptist Hospital of Miami
BHSSF          Baptist Health System of South Florida
CAU            Clark Atlanta University
CDA            Communities Devel. Authority
CFGH           Central Florida Group Homes
COP            Certificates of Participation
E&HBFA         Educational Health Buildings Financing Agency
EDA            Economic Devel. Authority
EDC            Economic Devel. Corp.
EDFA           Economic Devel. Finance Authority
EF&CD          Environmental Facilities and Community Devel.
FHA            Federal Housing Agency
FMC            Flagstaff Medical Center
FRS            Family Rehabilitation Services (Hancock Manor)
GO             General Obligation
H&EFA          Health and Educational Facilities Authority
H&HEFA         Hospitals and Higher Education Facilities Authority
HDA            Hospital Devel. Authority
HDC            Housing Devel. Corp.
HE&HF          Higher Educational and Housing Facilities
HE&HFA         Higher Education and Health Facilities Authority
HEFA           Higher Education Facilities Authority
HFA            Housing Finance Agenty
HFC            Housing Finance Corp.
HFDC           Health Facilities Devel. Corp.
HHI            Homestead Hospital
HMH            Hartford Memorial Hospital
IDA            Industrial Devel. Agency
IHC            Intermountain Health Care
IMEPCF         Industrial, Medical and Environmental Pollution Control
               Facilities
MCAS           Medlantic Center for Ambulatory Surgery
MEDE           Medlantic Enterprises
MH             Memorial Hospital
MHCC           Masonic Health Care Center
MLTCC          Medlantic Long Term Care Corp.
MRI            Medlantic Research Institutes
MVS            Masonic Village on the Square
NRH            National Rehabilitation Hospital
NYC            New York City
OHC            Oakwood Hospital Corp.
OUH            Oakwood United Hospitals
PP             Professionals PRN, Inc.
RIBS           Residual Interest Bonds
RITES          Residual Interest Tax Exempt Security
ROLs           Residual Option Longs
RSU            Rogers State University
S&EPF          Sheppard & Enoch Pratt Foundation
SAVRS          Select Auction Variable Rate Securities
SLMC           St. Luke's Medical Center
SMC            Sedona Medical Center
SMH            South Miami Hospital
SMHS           South Miami Health System
SPHS           Sheppard Pratt Health System
SPI            Sheppard Pratt Investments
SPPP           Sheppard Pratt Physicians Pennsylvania
SSNH           Sunny Slope Nursing Home
TASC           Tobacco Settlement Asset-Backed Bonds
TC             Travis Corp. (People Care)
UC             United Care
VC             VinFen Corp.
VCS            VinFen Clinical Services
WMA            Wisconsin Masonic Home
YMCA           Young Men's Christian Assoc.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      57 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,033,305,751)--see accompanying statement of investments         $ 2,086,702,268
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                 1,406,676
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                            21,915,394
Shares of beneficial interest sold                                                                  14,706,981
Investments sold                                                                                     1,224,785
Other                                                                                                   36,653
                                                                                               ----------------
Total assets                                                                                     2,125,992,757

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                                     280,460,000
Investments purchased (including $18,638,322 purchased
on a when-issued basis or forward commitment)                                                       25,355,528
Payable on borrowings (See Note 6)                                                                   7,900,000
Shares of beneficial interest redeemed                                                               5,733,334
Dividends                                                                                            1,485,606
Distribution and service plan fees                                                                     361,273
Trustees' compensation                                                                                 157,944
Interest expense                                                                                        67,810
Transfer and shareholder servicing agent fees                                                           61,319
Shareholder communications                                                                              59,725
Other                                                                                                   76,237
                                                                                               ----------------
Total liabilities                                                                                  321,718,776

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $ 1,804,273,981
                                                                                               ================

---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                     $       179,124
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       1,771,453,154
---------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                     (1,386,626)
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                       (19,368,188)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                          53,396,517
                                                                                               ----------------
NET ASSETS                                                                                     $ 1,804,273,981
                                                                                               ================


                      58 | OPPENHEIMER AMT-FREE MUNICIPALS

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,494,775,281
and 148,301,646 shares of beneficial interest outstanding)                                           $   10.08
Maximum offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                                                      $   10.58
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,569,860 and 5,832,144 shares
of beneficial interest outstanding)                                                                  $   10.04
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $250,928,840 and 24,990,002 shares of
beneficial interest outstanding)                                                                     $   10.04

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      59 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Interest                                                                                       $    87,576,826
---------------------------------------------------------------------------------------------------------------
Other income                                                                                             5,154
                                                                                               ----------------
Total investment income                                                                             87,581,980

---------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------
Management fees                                                                                      6,111,595
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                              2,733,890
Class B                                                                                                505,166
Class C                                                                                              1,585,417
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                471,068
Class B                                                                                                 36,454
Class C                                                                                                 76,268
---------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                112,299
Class B                                                                                                  8,572
Class C                                                                                                 17,001
---------------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)                      8,355,022
---------------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                       1,412,815
---------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                  47,763
---------------------------------------------------------------------------------------------------------------
Other                                                                                                  276,137
                                                                                               ----------------
Total expenses                                                                                      21,749,467

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               65,832,513

---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                      (470,255)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                (1,251,624)

---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $    64,110,634
                                                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      60 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                     2006              2005
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                        $    65,832,513    $   39,521,397
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            (470,255)          953,066
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             (1,251,624)       43,739,743
                                                                             ----------------------------------
Net increase in net assets resulting from operations                              64,110,634        84,214,206

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (62,366,257)      (35,574,265)
Class B                                                                           (2,369,416)       (2,106,289)
Class C                                                                           (7,405,225)       (1,913,538)

---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                          721,093,725       172,919,909
Class B                                                                           17,072,054        (8,015,276)
Class C                                                                          180,893,706        40,746,553

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                   911,029,221       250,271,300
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                              893,244,760       642,973,460
                                                                             ----------------------------------
End of period (including accumulated net investment income (loss) of
$(1,386,626) and $4,921,759, respectively)                                   $ 1,804,273,981    $  893,244,760
                                                                             ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      61 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------
Net increase in net assets from operations                            $      64,110,634
----------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                        (1,096,041,478)
Proceeds from disposition of investment securities                          229,005,107
Short-term investment securities, net                                      (107,661,851)
Premium amortization                                                          4,005,880
Discount accretion                                                           (2,219,605)
Net realized loss on investments                                                470,255
Net change in unrealized appreciation on investments                          1,251,624
Increase in interest receivable                                              (8,922,972)
Decrease in receivable for securities sold                                   11,331,852
Increase in other assets                                                         (9,491)
Decrease in payable for securities purchased                                 (4,386,198)
Increase in payable for accrued expenses                                        222,259
                                                                      ------------------
Net cash used in operating activities                                      (908,843,984)

----------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                616,700,000
Payments on bank borrowing                                                 (664,000,000)
Proceeds from short-term floating rate notes issued                         114,845,000
Proceeds from shares sold                                                 1,119,134,277
Payments on bank overdraft                                                   (4,124,008)
Payment on shares redeemed                                                 (244,021,732)
Cash distributions paid                                                     (28,282,877)
                                                                      ------------------
Net cash provided by financing activities                                   910,205,660
----------------------------------------------------------------------------------------
Net increase in cash                                                          1,406,676
----------------------------------------------------------------------------------------
Cash, beginning balance                                                              --
                                                                      ------------------
Cash, ending balance                                                  $       1,406,676
                                                                      ==================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $43,091,077
Cash paid for interest on bank borrowings--$1,459,066
Cash paid for interest on short-term floating rate notes issued--$8,355,022

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      62 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                         2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     10.16     $     9.53      $    9.19      $    9.48      $    9.57
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .50 1          .55 1          .59            .57            .50
Net realized and unrealized gain (loss)                 (.03)           .63            .28           (.32)          (.10)
                                                 --------------------------------------------------------------------------
Total from investment operations                         .47           1.18            .87            .25            .40
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.55)          (.55)          (.53)          (.54)          (.49)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     10.08     $    10.16      $    9.53      $    9.19      $    9.48
                                                 ==========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      4.78%         12.69%          9.60%          2.46%          4.39%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 1,494,775     $  780,571      $ 568,156      $ 553,344      $ 568,935
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 1,147,353     $  639,474      $ 567,291      $ 569,881      $ 568,951
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.97%          5.56%          6.18%          5.82%          5.35%
Expenses excluding interest and fees on
short-term floating rate notes issued                   0.87%          0.92%          0.92%          0.93%          0.88%
Interest and fees on short-term floating rate
notes issued 4                                          0.62%          0.40%          0.26%          0.21%          0.04%
                                                 --------------------------------------------------------------------------
Total expenses                                          1.49%          1.32%          1.18%          1.14%          0.92%
Expenses after payments and waivers and
reduction to custodian expenses                         1.49%          1.32%          1.18%          1.09%          0.89% 5
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   16%            15%            25%            75%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      63 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED JULY 31,                         2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     10.13     $     9.50      $    9.17      $    9.45      $    9.55
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .42 1          .48 1          .52            .49            .43
Net realized and unrealized gain (loss)                 (.04)           .63            .27           (.31)          (.11)
                                                 --------------------------------------------------------------------------
Total from investment operations                         .38           1.11            .79            .18            .32
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.47)          (.48)          (.46)          (.46)          (.42)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     10.04     $    10.13      $    9.50      $    9.17      $    9.45
                                                 ==========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.87%         11.87%          8.68%          1.80%          3.50%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $    58,570     $   41,867      $  47,024      $  63,104      $  72,241
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $    50,695     $   43,648      $  55,864      $  67,721      $  73,571
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.19%          4.83%          5.42%          5.04%          4.58%
Expenses excluding interest and fees on
short-term floating rate notes issued                   1.68%          1.69%          1.69%          1.69%          1.65%
Interest and fees on short-term floating rate
notes issued 4                                          0.62%          0.40%          0.26%          0.21%          0.04%
                                                 --------------------------------------------------------------------------
Total expenses                                          2.30%          2.09%          1.95%          1.90%          1.69%
Expenses after payments and waivers and
reduction to custodian expenses                         2.30%          2.09%          1.95%          1.85%          1.66% 5
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   16%            15%            25%            75%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      64 | OPPENHEIMER AMT-FREE MUNICIPALS

CLASS C     YEAR ENDED JULY 31,                         2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     10.13     $     9.50      $    9.16      $    9.45      $    9.55
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .42 1          .47 1          .51            .49            .43
Net realized and unrealized gain (loss)                 (.04)           .64            .29           (.32)          (.11)
                                                 --------------------------------------------------------------------------
Total from investment operations                         .38           1.11            .80            .17            .32
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.47)          (.48)          (.46)          (.46)          (.42)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     10.04     $    10.13      $    9.50      $    9.16      $    9.45
                                                 ==========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      3.89%         11.87%          8.79%          1.67%          3.50%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   250,929     $   70,807      $  27,793      $  23,511      $  20,491
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   159,084     $   40,236      $  25,810      $  22,345      $  17,776
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   4.17%          4.70%          5.39%          5.04%          4.57%
Expenses excluding interest and fees on
short-term floating rate notes issued                   1.62%          1.69%          1.70%          1.71%          1.65%
Interest and fees on short-term floating rate
notes issued 4                                          0.62%          0.40%          0.26%          0.21%          0.04%
                                                 --------------------------------------------------------------------------
Total expenses                                          2.24%          2.09%          1.96%          1.92%          1.69%
Expenses after payments and waivers and
reduction to custodian expenses                         2.24%          2.09%          1.96%          1.87%          1.66% 5
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   16%            15%            25%            75%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      65 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer AMT-Free Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                      66 | OPPENHEIMER AMT-FREE MUNICIPALS
values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $18,638,322 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $127,681,336 as of July 31, 2006, which represents 6.01% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial


                      67 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At July 31, 2006 municipal bond holdings with a value of $408,091,193 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $280,460,000 in short-term floating rate notes issued and outstanding at that date. See Note 9.

At July 31, 2006, the Fund's residual exposure to in these types of inverse floating rate securities were as follows:

      PRINCIPAL                                                                                                 VALUE AS OF
         AMOUNT  INVERSE FLOATER 1                                               COUPON 2      MATURITY       JULY 31, 2006
---------------------------------------------------------------------------------------------------------------------------
$     2,500,000  AK HFC RITES                                                     7.432%         6/1/32    $      2,701,550
      2,000,000  AK HFC ROLs                                                      8.578         12/1/33           2,086,160
      4,700,000  CA GO RITES                                                      6.525          2/1/25           5,648,084
      5,000,000  CA Golden State Tobacco
                 Securitization Corp. ROLs 3                                      8.568          6/1/45           5,105,100
      2,270,000  CO Health Facilities Authority RITES                             8.432          3/1/22           2,752,420
      2,815,000  GA Municipal Electric Authority RITES                           12.421          1/1/17           4,624,088
      3,730,000  Harris County, TX Toll Road RITES                                7.932         8/15/24           4,705,395
      5,000,000  HI Airports System RITES                                         7.454          7/1/20           5,779,150
     15,420,000  IA Tobacco Settlement Authority ROLs 3                           9.074          6/1/46          16,778,194
      2,500,000  ID Health Facilities Authority ROLs                              8.488          9/1/35           2,607,400
      1,780,000  ID Health Facilities Authority ROLs                              8.488          9/1/35           1,856,469
      3,500,000  IL Health Facilities Authority ROLs                              8.983         8/15/33           3,769,010
      2,500,000  IL Metropolitan Pier & Exposition
                 Authority RITES                                                  6.421        12/15/28           2,747,700
      3,250,000  Indianapolis, IN Local Public
                 Improvement Bond Bank RITES                                      7.432          7/1/33           4,222,140
      1,875,000  Jacksonville, FL Electric Authority RITES                        4.897         10/1/22           1,877,925
      2,500,000  King County, WA Sewer RITES                                      6.932          1/1/24           2,950,450
     11,745,000  LA Tobacco Settlement Financing Corp. RITES                      6.594         5/15/39          12,900,943
      2,500,000  Lake County, FL School Board COP RITES                           6.560          6/1/30           2,776,100
      4,900,000  Los Angeles, CA Community Redevel.
                 Agency ROLs                                                      8.608          9/1/30           5,453,994
      3,510,000  MA H&EFA RITES                                                   6.560         8/15/25           3,780,761
      2,490,000  NJ Tobacco Settlement Financing Corp.
                 (TASC) RITES                                                     7.932          6/1/37           2,911,656
      3,265,000  NJ Tobacco Settlement Financing Corp.
                 (TASC) RITES                                                     8.307          6/1/42           3,879,408
      3,250,000  NJ Transit Corp. ROLs, Series 15                                 8.500         9/15/15           3,693,592
      2,550,000  Volusia County, FL Educational Facility
                 Authority ROLs                                                   8.568        10/15/13           2,802,654


                      68 | OPPENHEIMER AMT-FREE MUNICIPALS

      PRINCIPAL                                                                                                 VALUE AS OF
         AMOUNT  INVERSE FLOATER 1                                               COUPON 2      MATURITY       JULY 31, 2006
---------------------------------------------------------------------------------------------------------------------------
$     7,900,000  Volusia County, FL Educational Facility
                 Authority ROLs                                                   8.568%       10/15/35    $      8,446,048
      4,255,000  WA Health Care Facilities Authority ROLs 3                       8.386          7/1/25           4,394,394
      1,835,000  WA Health Care Facilities Authority ROLs 3                       8.386          7/1/30           1,858,268
      4,625,000  WA Health Care Facilities Authority ROLs 3                       8.386          7/1/35           4,522,140
                                                                                                           ----------------
                                                                                                           $    127,631,193
                                                                                                           ================

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 57 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

3. Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $78,000,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $1,746,075, representing 0.10% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be


                      69 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED      UNDISTRIBUTED              ACCUMULATED      OTHER INVESTMENTS
NET INVESTMENT         LONG-TERM                     LOSS     FOR FEDERAL INCOME
INCOME                      GAIN       CARRYFORWARD 1,2,3           TAX PURPOSES
--------------------------------------------------------------------------------
$ 388,134                   $ --             $ 15,208,993           $ 49,237,322

1. As of July 31, 2006, the Fund had $15,208,993 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforward was as follows:

                           EXPIRING
                           --------------------------
                           2010          $ 15,208,993

2. During the fiscal year ended July 31, 2006, the Fund utilized $1,028,741 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2005, the Fund utilized $3,857,110 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                          YEAR ENDED      YEAR ENDED
                                       JULY 31, 2006   JULY 31, 2005
       -------------------------------------------------------------
       Distributions paid from:
       Exempt-interest dividends       $  72,140,898   $  39,594,092

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities        $ 1,757,004,946
                                             ===============
       Gross unrealized appreciation         $    56,079,263
       Gross unrealized depreciation              (6,841,941)
                                             ---------------
       Net unrealized appreciation           $    49,237,322
                                             ===============


                      70 | OPPENHEIMER AMT-FREE MUNICIPALS

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $20,751 and payments of $10,288 were made to retired trustees, resulting in an accumulated liability of $124,103 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent


                      71 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2.SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED JULY 31, 2006     YEAR ENDED JULY 31, 2005
                                SHARES          AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------
CLASS A
Sold                        88,693,790   $ 894,341,222   22,462,562   $ 225,450,851
Dividends and/or
distributions reinvested     3,754,817      37,866,989    2,353,091      23,430,233
Redeemed                   (20,937,412)   (211,114,486)  (7,639,925)    (75,961,175)
                           ---------------------------------------------------------
Net increase                71,511,195   $ 721,093,725   17,175,728   $ 172,919,909
                           =========================================================

------------------------------------------------------------------------------------
CLASS B
Sold                         2,980,673   $  29,961,366      907,824   $   9,033,823
Dividends and/or
distributions reinvested       134,792       1,354,805      126,314       1,251,676
Redeemed                    (1,415,873)    (14,244,117)  (1,851,835)    (18,300,775)
                           ---------------------------------------------------------
Net increase (decrease)      1,699,592   $  17,072,054     (817,697)  $  (8,015,276)
                           =========================================================

------------------------------------------------------------------------------------
CLASS C
Sold                        19,979,688   $ 200,765,872    4,627,986   $  46,321,787
Dividends and/or
distributions reinvested       385,370       3,869,283      125,410       1,246,348
Redeemed                    (2,365,535)    (23,741,449)    (688,957)     (6,821,582)
                           ---------------------------------------------------------
Net increase                17,999,523   $ 180,893,706    4,064,439   $  40,746,553
                           =========================================================

--------------------------------------------------------------------------------
3.PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                    PREVIOUSLY REPORTED              RESTATED, SEE NOTE 9
                              PURCHASES           SALES         PURCHASES           SALES
-----------------------------------------------------------------------------------------
Investment securities   $ 1,060,197,929   $ 381,227,679   $ 1,096,041,478   $ 229,005,107


                      72 | OPPENHEIMER AMT-FREE MUNICIPALS

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

          FEE SCHEDULE
          ---------------------------------------------
          Up to $200 million of net assets        0.60%
          Next $100 million of net assets         0.55
          Next $200 million of net assets         0.50
          Next $250 million of net assets         0.45
          Next $250 million of net assets         0.40
          Over $1 billion of net assets           0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $561,506 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $2,086,214 and $3,091,941, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.


                      73 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006       $ 1,322,955     $    35,524     $    91,019     $    61,957

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.


                      74 | OPPENHEIMER AMT-FREE MUNICIPALS

--------------------------------------------------------------------------------
6. BORROWINGS Continued

      For the year ended July 31, 2006, the average daily loan balance was $34,280,000 at an average daily interest rate of 4.306%. The Fund had borrowings outstanding of $7,900,000 at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross loan repayments of $616,700,000 and $664,000,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $81,900,000. The Fund paid $157,043 in fees and $1,459,066 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.


                      75 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. LITIGATION Continued

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the July 31, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended July 31, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standard No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its July 31, 2006 Statement of Investments, its July 31, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2005 and fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the restatement, the Fund also included a Statement of Cash Flows for its fiscal year ending July 31, 2006.

The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2006

                                         PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------
ASSETS
   Investments, at value                    $  1,806,242,268   $ 2,086,702,268
   Cost of investments                         1,756,819,156     2,033,305,751*
   Total assets                                1,845,532,757     2,125,992,757
LIABILITIES
   Payable for short-term floating
     rate notes issued                                   N/A       280,460,000
   Total liabilities                              41,258,776       321,718,776
NET ASSETS
   Accumulated net realized loss
     on investments                              (15,394,783)      (19,368,188)*
   Net unrealized appreciation
     on investments                               49,423,112        53,396,517*

* The restated amounts include a decrease to "Accumulated net realized loss on investments", an increase to "Cost, of investments" and a decrease to "Net unrealized appreciation on investments" in the amount of $262,377 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2006

                                         PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                 $     79,221,804   $    87,576,826
   Total investment income                        79,226,958        87,581,980
EXPENSES
   Interest expense and fees on
     short-term floating rate notes
     issued                                              N/A         8,355,022
   Total expenses                                 13,394,445        21,749,467


                      76 | OPPENHEIMER AMT-FREE MUNICIPALS

                                         PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss)
     on investments                           $      842,951      $   (470,255)
   Net change in unrealized
     appreciation on investments                  (2,564,830)       (1,251,624)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING
JULY 31, 2006 AND 2005

OPERATIONS 2006                          PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------
   Net realized gain (loss)                   $      842,951      $   (470,255)
   Net change in unrealized
     appreciation                                 (2,564,830)       (1,251,624)

OPERATIONS 2005                          PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------
   Net realized gain                          $    3,876,042      $    953,066
   Net change in unrealized
     appreciation                                 40,816,767        43,739,743

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31,
2006, 2005, 2004, 2003 AND 2002

                       INTEREST AND                  EXPENSES AFTER
                            FEES ON                    PAYMENTS AND
                         SHORT-TERM                     WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE     FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
NET ASSETS:            NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------
CLASS A
2006 Previously
     Reported                   N/A       0.87%                0.87%         33%
2006 Restated                  0.62%      1.49%                1.49%         16%
2005 Previously
     Reported                   N/A       0.92%                0.92%         31%
2005 Restated                  0.40%      1.32%                1.32%         15%
2004 Previously
     Reported                   N/A       0.92%                0.92%         33%
2004 Restated                  0.26%      1.18%                1.18%         25%
2003 Previously
     Reported                   N/A       0.93%                0.88%         99%
2003 Restated                  0.21%      1.14%                1.09%         75%
2002 Previously
     Reported                   N/A       0.88%                0.85%         31%
2002 Restated                  0.04%      0.92%                0.89%         31%

--------------------------------------------------------------------------------
CLASS B
2006 Previously
     Reported                   N/A       1.68%                1.68%         33%
2006 Restated                  0.62%      2.30%                2.30%         16%
2005 Previously
     Reported                   N/A       1.69%                1.69%         31%
2005 Restated                  0.40%      2.09%                2.09%         15%
2004 Previously
     Reported                   N/A       1.69%                1.69%         33%
2004 Restated                  0.26%      1.95%                1.95%         25%


                      77 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

                       INTEREST AND                  EXPENSES AFTER
                            FEES ON                    PAYMENTS AND
                         SHORT-TERM                     WAIVERS AND   PORTFOLIO
RATIOS TO AVERAGE     FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
NET ASSETS:            NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
--------------------------------------------------------------------------------
CLASS B CONTINUED
2003 Previously
     Reported                   N/A       1.69%                1.64%         99%
2003 Restated                  0.21%      1.90%                1.85%         75%
2002 Previously
     Reported                   N/A       1.65%                1.62%         31%
2002 Restated                  0.04%      1.69%                1.66%         31%

--------------------------------------------------------------------------------
CLASS C
2006 Previously
     Reported                   N/A       1.62%                1.62%         33%
2006 Restated                  0.62%      2.24%                2.24%         16%
2005 Previously
     Reported                   N/A       1.69%                1.69%         31%
2005 Restated                  0.40%      2.09%                2.09%         15%
2004 Previously
     Reported                   N/A       1.70%                1.70%         33%
2004 Restated                  0.26%      1.96%                1.96%         25%
2003 Previously
     Reported                   N/A       1.71%                1.66%         99%
2003 Restated                  0.21%      1.92%                1.87%         75%
2002 Previously
     Reported                   N/A       1.65%                1.62%         31%
2002 Restated                  0.04%      1.69%                1.66%         31%

While the Statements of Assets and Liabilities as of July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets or performance. While the Statements of Operations for the years ended July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                      78 | OPPENHEIMER AMT-FREE MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER AMT-FREE MUNICIPALS:

We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free Municipals, including the statement of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free Municipals as of July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 9, the Fund has restated its financial statements and financial highlights as of and for the year ended July 31, 2006.

KPMG LLP

Denver, Colorado

September 14, 2006 (Except for Notes 3 and 9, for which the date is February 20,
2007)


                      79 | OPPENHEIMER AMT-FREE MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      80 | OPPENHEIMER AMT-FREE MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      81 | OPPENHEIMER AMT-FREE MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board              Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Covanta
of Trustees (since 2003),          Holding Corp. (waste-to-energy company) (since 2002); Director of Weyerhaeuser
Trustee (since 1993)               Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December 2002);
Age: 75                            Director of ConAgra Foods (1993-2001); Director of Texas Instruments (1993-
                                   2001); Director of FMC Corporation (1993-2001). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)               (since 2005); Director of ICI Education Foundation (education foundation)
Age: 65                            (since October 1991); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company
                                   (insurance company) (October 1991-June 2004). Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in the
Trustee (since 1993)               OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since 2002) and Member
Trustee (since 1999)               (since 1979) of the National Academy of Sciences; Council on Foreign Relations
Age: 67                            (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier)
                                   (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001);
                                   Chair of Science Initiative Group (since 1999); Member of the American Philosophical
                                   Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign
                                   Associate of Third World Academy of Sciences; Director of the Institute for
                                   Advanced Study (1991-2004); Director of Bankers Trust New York Corporation
                                   (1994-1999); Provost at Duke University (1983-1991). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)               1998); and Senior Vice President and General Auditor of American Express
Age: 63                            Company (financial services company) (July 1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                    Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since
Trustee (since 2002)               2002); Managing Director of Carmona Motley, Inc. (privately-held financial adviser)
Age: 54                            (since January 2002); Managing Director of Carmona Motley Hoffman Inc. (pri-
                                   vately-held financial adviser) (January 1998-December 2001); Member of the
                                   Finance and Budget Committee of the Council on Foreign Relations, the Investment
                                   Committee of the Episcopal Church of America, the Investment Committee
                                   and Board of Human Rights Watch and the Investment Committee of Historic
                                   Hudson Valley. Oversees 43 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                Director of Dominion Resources, Inc. (electric utility holding company) (February
Trustee (since 1987)               1972-October 2005); Former Director of Prime Retail, Inc. (real estate investment
Age: 79                            trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's
                                   Mutual Casualty Company, American Motorists Insurance Company and American
                                   Manufacturers Mutual Insurance Company; Former President and Chief


                      82 | OPPENHEIMER AMT-FREE MUNICIPALS

KENNETH A. RANDALL,                Executive Officer of The Conference Board, Inc. (international economic and business
Continued                          research). Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of The Directorship Search Group, Inc. (corporate governance consult-
Trustee (since 1989)               ing and executive recruiting) (since 1993); Life Trustee of International House
Age: 74                            (non-profit educational organization); Founder, Chairman and Chief Executive
                                   Officer of Russell Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan &
                                   Co. (1958-1966); 1st Lt. Strategic Air Command, U.S. Air Force (1954-1958).
                                   Oversees 43 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)               Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 65                            Member of the Investment Committee of the Associated Jewish Charities of
                                   Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-
                                   December 2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)               company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 58                            Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                   Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                   Director of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)               Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                            (since September 2004); Member of Zurich Financial Investment Advisory
                                   Board (insurance) (since October 2004); Board of Governing Trustees of The
                                   Jackson Laboratory (non-profit) (since August 1990); Trustee of the Institute for
                                   Advanced Study (non-profit educational institute) (since May 1992); Special
                                   Limited Partner of Odyssey Investment Partners, LLC (private equity investment)
                                   (January 1999-September 2004); Trustee of Research Foundation of AIMR (2000-
                                   2002) (investment research, non-profit); Governor, Jerome Levy Economics
                                   Institute of Bard College (August 1990-September 2001) (economics research);
                                   Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 53 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                   FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
Trustee, President and             (since September 2000) of the Manager; President and a director or trustee of
Principal Executive Officer        other Oppenheimer funds; President and Director of Oppenheimer Acquisition
(since 2001)                       Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer
Age: 57                            Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
                                   July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                   Manager) (since November 2001); Chairman and Director of Shareholder


                      83 | OPPENHEIMER AMT-FREE MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY, Continued          Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent sub-
                                   sidiaries of the Manager) (since July 2001); President and Director of
                                   OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                   Asset Management Corporation, Trinity Investment Management Corporation
                                   and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since July
                                   2001); President (since November 1, 2001) and Director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                   Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
                                   February 1997); Director of DLB Acquisition Corporation (holding company par-
                                   ent of Babson Capital Management LLC) (since June 1995); Member of the
                                   Investment Company Institute's Board of Governors (since October 3, 2003);
                                   Chief Operating Officer of the Manager (September 2000-June 2001); President
                                   and Trustee of MML Series Investment Fund and MassMutual Select Funds
                                   (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief
                                   Executive Officer and Director of MML Bay State Life Insurance Company
                                   (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia
                                   Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
                                   1998). Oversees 91 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
THE FUND                           WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                   MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-
                                   3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS,
                                   ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                Senior Vice President of the Manager since January 1996; Chairman of the
Vice President (since 2002)        Rochester Division of the Manager since January 1996; an officer of 14 portfolios
Age: 57                            in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                Vice President of the Manager since April 2001. An officer of 14 portfolios in the
Vice President and Portfolio       OppenheimerFunds complex.
Manager (since 2005)
Age: 42

SCOTT S. COTTIER,                  Vice President of the Manager since 2002; portfolio manager and trader at
Vice President and Portfolio       Victory Capital Management (1999-2002); an officer of 14 portfolios in the
Manager (since 2005)               OppenheimerFunds complex.
Age: 34

TROY E. WILLIS,                    Assistant Vice President of the Manager since 2005; Associate Portfolio Manager
Vice President and Portfolio       of the Manager since 2003; corporate attorney for Southern Resource Group
Manager (since 2005)               (1999-2003). An officer of 14 portfolios in the OppenheimerFunds complex.
Age: 33

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer                 Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
(since 2004)                       Former Vice President and Director of Internal Audit of the Manager (1997-
Age: 56                            February 2004). An officer of 91 portfolios in the OppenheimerFunds complex.


                      84 | OPPENHEIMER AMT-FREE MUNICIPALS

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal            of the following: HarbourView Asset Management Corporation, Shareholder
Financial and Accounting           Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset
Officer (since 1999)               Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since
Age: 46                            March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                   International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                   Institutional Asset Management, Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (charitable trust program established by the
                                   Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                                   Company (trust company subsidiary of the Manager) (since May 2000); Assistant
                                   Treasurer of the following: OAC (since March 1999),Centennial Asset Management
                                   Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                   Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers
                                   Trust Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)             2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                            December 2001); General Counsel of Centennial Asset Management
                                   Corporation (since December 2001); Senior Vice President and General Counsel
                                   of HarbourView Asset Management Corporation (since December 2001);
                                   Secretary and General Counsel of OAC (since November 2001); Assistant
                                   Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                   President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                   December 2002); Director of Oppenheimer Real Asset Management, Inc. (since
                                   November 2001); Senior Vice President, General Counsel and Director of
                                   Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                   December 2001); Senior Vice President, General Counsel and Director of OFI
                                   Private Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                   President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting
                                   General Counsel (November 2001-February 2002) and Associate General
                                   Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                   following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                   Financial Services, Inc. (November 1989-November 2001), and
                                   OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                   officer of 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                      85 | OPPENHEIMER AMT-FREE MUNICIPALS



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $27,500 in fiscal 2006 and $25,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparing form 5500

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $831 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f) Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $88,446 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

   o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

   o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

   o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

   o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of February 8, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended July 31, 2006 and to their evaluation of the registrant's disclosure controls and procedures as of October 31, 2006 in connection with the certifications in registrant's Form N-Q for the period ended October 31, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to July 31, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended July 31, 2006.

Since October 31, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended July 31, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of February 8, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of July 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Accounting Standards No. 140.


ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.


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       (3) Not applicable.

(b) Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer AMT-Free Municipals

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

By: /S/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/23/2007